AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997

                                                               FILE NO. 33-87376
                                                                        811-8914
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-4
                              ---------------------
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933                        [X]


                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]
                         POST-EFFECTIVE AMENDMENT NO. 3                      [X]

                                     AND/OR
                             REGISTRATION STATEMENT
                                      UNDER

                     THE INVESTMENT COMPANY ACT OF 1940                      [X]
                               AMENDMENT NO. 4                               [X]

                        (CHECK APPROPRIATE BOX OR BOXES.)


                             ---------------------
                        PHL VARIABLE ACCUMULATION ACCOUNT
                           (EXACT NAME OF REGISTRANT)
                         PHL VARIABLE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)
                               -------------------


               ONE AMERICAN ROW, HARTFORD, CONNECTICUT 06102-5056
         (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
                                 (800) 447-4312
               (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                              ---------------------


                               DONA D. YOUNG, ESQ.
                         PHL VARIABLE INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -------------------

                                   COPIES TO:


     LYNN K. STONE, ESQUIRE                           RICHARD J. WIRTH, ESQ.
BLAZZARD, GRODD & HASENAUER, P.C.                 PHL VARIABLE INSURANCE COMPANY
       943 POST ROAD EAST                                ONE AMERICAN ROW
       WESTPORT, CT 06880                             HARTFORD, CT 06102-5056
                               -------------------

             It is proposed that this filing will become effective (check appropriate box)
             [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
             [X] on May 1, 1997 pursuant to paragraph (b) of Rule 485
             [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
             [ ] on         pursuant to paragraph (a)(1) of Rule 485
             If appropriate, check the following box:
             [ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

REGISTRANT HAS CHOSEN TO REGISTER AN INDEFINITE NUMBER OF SECURITIES IN ACCORDANCE WITH RULE 24F-2. THE RULE 24F-2 NOTICE OF REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON FEBRUARY 21, 1997.

================================================================================

                        PHL VARIABLE ACCUMULATION ACCOUNT
                                  REGISTRATION
                              STATEMENT ON FORM N-4

                              CROSS REFERENCE SHEET
                         SHOWING LOCATION IN PROSPECTUS
                     AND STATEMENT OF ADDITIONAL INFORMATION
                             AS REQUIRED BY FORM N-4

                          FORM N-4 ITEM                                                PROSPECTUS CAPTION
                          -------------                                                ------------------
 1.   Cover Page ...............................................         Cover Page

 2.   Definitions ..............................................         Special Terms

 3.   Synopsis..................................................         Summary of Expenses; Summary

 4.   Condensed Financial Information ..........................         Financial Highlights

 5.   General Description of Registrant, Depositor, and                  PHL Variable Insurance Company and the PHL Variable
         Portfolio Companies....................................         Accumulation Account; The Fund; Voting Rights

 6.   Deductions and Charges ...................................         Deductions and Charges; Sales of Variable Accumulation
                                                                         Contracts

 7.   General Description of Variable Annuity Contracts.........         The Variable Accumulation Annuity; Purchase of Contracts;
                                                                         The Accumulation Period; Miscellaneous Provisions

 8.   Annuity Period ...........................................         The Annuity Period

 9.   Death Benefits............................................         Payment Upon Death Before Maturity Date; Payment Upon
                                                                         Death After Maturity Date

10.   Purchases and Contract Value .............................         Purchase of Contracts; The Accumulation Period; Variable
                                                                         Account Valuation Procedures; Sales of Variable
                                                                         Accumulation Contracts

11.   Redemptions...............................................         Surrender of Contracts; Partial Withdrawals; Free Look
                                                                         Period

12.   Taxes ....................................................         Federal Income Taxes

13.   Legal Proceeding..........................................         Litigation

14.   Table of Contents of Statement of Additional Information..         Statement of Additional Information

15.   Cover Page ...............................................         Cover Page

16.   Table of Contents ........................................         Table of Contents

17.   General Information and History ..........................         Not Applicable

18.   Services..................................................         Not Applicable

19.   Purchase of Securities Being Offered......................         Appendix

20.   Underwriters .............................................         Underwriter


21.   Calculation of Yield Quotations of Money Market
         Subaccounts..........................................           Calculation of Yield and Return


22.   Annuity Payments..........................................         Calculation of Annuity Payments

23.   Financial Statements .....................................         Financial Statements

FEATURES SUCH AS THE ANNUALLY ENHANCED DEATH BENEFIT (SEE "PAYMENT UPON DEATH BEFORE MATURITY DATE") MAY NOT YET BE AVAILABLE IN YOUR STATE. FOR INFORMATION CALL VARIABLE PRODUCTS OPERATIONS AT (800) 447-4312.

                         PHL VARIABLE INSURANCE COMPANY


HOME OFFICE:                                           PHOENIX VARIABLE PRODUCTS
One American Row                                         MAIL OPERATIONS (VPMO):
Hartford, Connecticut                                                PO Box 8027
                                                           Boston, MA 02266-8027

                  VARIABLE ACCUMULATION DEFERRED ANNUITY CONTRACT

                                   PROSPECTUS


                                   May 1, 1997

This Prospectus describes a variable accumulation deferred annuity contract
(the "Contract" or "Contracts"), offered by PHL Variable Insurance Company.
The Contract is designed to give the Contract Owner a retirement income in the future. Purchase payments made to the Contract accumulate on a tax-deferred basis which later may be distributed under a variety of options designed to suit your financial needs. You decide the timing and amount of purchase payments and allocations of Contract Value to the Guaranteed Interest Account ("GIA") and/or one or more of the Subaccounts of the PHL Variable Accumulation Account (the "Account"). The assets of the Subaccounts are used to purchase, at Net Asset Value, shares of a designated underlying mutual fund (collectively, the "Funds") in the following series or portfolios ("Series") of the Funds of underlying Account options:

FUND                                                                                ADVISER
====================================================================================================================================
THE PHOENIX EDGE SERIES FUND
o  Money Market Series                     o   Growth Series                        o   Phoenix Investment Counsel, Inc.
o  Multi-Sector Fixed Income Series        o   Strategic Allocation Series          o   Phoenix Investment Counsel, Inc.
o  International Series                    o   Balanced Series                      o   Phoenix Investment Counsel, Inc.
o  Real Estate Securities Series                                                    o   Phoenix Realty Securities, Inc.
o  Strategic Theme Series                                                           o   Phoenix Investment Counsel, Inc.
o  Aberdeen New Asia Series                                                         o   Phoenix-Aberdeen International Advisors, LLC

WANGER ADVISORS TRUST
o  U.S. Small Cap Series                   o   International Small Cap Series       o   Wanger Asset Management, LP

TEMPLETON VARIABLE PRODUCTS SERIES FUND
o  Templeton Stock (global) Series         o   Templeton Asset Allocation           o   Templeton Investment Counsel, Inc.
o  Templeton International Series                (global) Series                    o   Templeton Investment Counsel, Inc.
o  Templeton Developing Markets Series                                              o   Templeton Asset Management, Ltd.
====================================================================================================================================

The Contract Value allocated to the Account is not guaranteed and will vary with the investment performance of the underlying Fund. The Contract Value allocated to the GIA will accumulate at rates we determine. The guaranteed rates offered will, in no event, be less than 4% for allocations made to the GIA.

You may select from a number of different variable annuity and fixed annuity payout options, some of which, offer retirement income payments which you cannot out live. (See "The Annuity Period--Annuity Options.")

The Contract has a "free look" period during which you may return the Contract if you are not satisfied for any reason. (See "Free Look Period.")

This Prospectus provides information about the Contract that prospective investors should know before investing. You should read it carefully and retain it for future reference. The Prospectus is not valid unless accompanied by prospectuses for the Funds.

A statement of additional information (SAI), dated May 1, 1997, which is part of the registration statement filed with the Securities and Exchange Commission ("SEC") for the Account, is available free of charge upon request by writing to VPMO or by calling our service center, Variable Products Operations (VPO) toll free at 800-447-4312. The SAI has been incorporated by reference into this Prospectus, and its Table of Contents appears at the back of this Prospectus.

THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


Heading                                                     Page
----------------------------------------------------------------

SUMMARY OF EXPENSES........................................   3
FINANCIAL HIGHLIGHTS.......................................   6
SUMMARY....................................................   7
SPECIAL TERMS..............................................   8
PERFORMANCE HISTORY........................................   9
THE VARIABLE ACCUMULATION ANNUITY..........................  10
PHL VARIABLE AND THE ACCOUNT...............................  10
THE PHOENIX EDGE SERIES FUND...............................  10
WANGER ADVISORS TRUST......................................  11
TEMPLETON VARIABLE PRODUCTS SERIES FUND....................  11
PURCHASE OF CONTRACTS......................................  12
DEDUCTIONS AND CHARGES.....................................  12
   Premium Tax.............................................  12
   Sales Charges...........................................  12
   Charges for Mortality and Expense Risks.................  13
   Charges for Administrative Services.....................  13
   Other Charges...........................................  13
THE ACCUMULATION PERIOD....................................  14
   Accumulation Units......................................  14
   Accumulation Unit Values................................  14
   Transfers ..............................................  14
   Surrender of Contract; Partial Withdrawals..............  15
   Lapse of Contract.......................................  15
   Payment Upon Death Before Maturity Date ................  15
THE ANNUITY PERIOD ........................................  16
   Variable Accumulation Annuity Contracts.................  16
   Annuity Options ........................................  16
     Option A--Life Annuity With Specified Period Certain..  17
     Option B--Non-Refund Life Annuity.....................  17
     Option D--Joint and Survivor Life Annuity.............  17
     Option E--Installment Refund Life Annuity.............  17
     Option F--Joint and Survivor Life Annuity with
         10 Year Period Certain ...........................  17
     Option G--Payments for Specified Period...............  17
     Option H--Payments of Specified Amount................  17
     Option I--Variable Payment Life Annuity with 10 Year
         Period Certain ...................................  17
     Option J--Joint Survivor Variable Payment Life Annuity
         with 10 Year Period Certain ......................  17
     Option K--Variable Payment Annuity for a Specified
         Period ...........................................  17
     Option L--Variable Payment Life Expectancy Annuity....  18
     Option M--Unit Refund Variable Payment Life Annuity...  18
     Option N--Variable Payment Non-Refund Life Annuity....  18
     Other Options and Rates...............................  18
     Other Conditions......................................  18
   Payment Upon Death After Maturity Date..................  18
VARIABLE ACCOUNT VALUATION PROCEDURES......................  18
MISCELLANEOUS PROVISIONS...................................  19
   Assignment..............................................  19
   Deferment of Payment ...................................  19
   Free Look Period........................................  19
   Amendments to Contracts.................................  19
   Substitution of Fund Shares.............................  19
   Ownership of the Contract...............................  19
FEDERAL INCOME TAXES.......................................  19
   Introduction............................................  19
   Tax Status..............................................  19
   Taxation of Annuities in General--Non-Qualified Plans...  20
     Surrenders or Withdrawals Prior to the Contract
        Maturity Date......................................  20
     Surrenders or Withdrawals On or After the Contract
        Maturity Date......................................  20
     Penalty Tax on Certain Surrenders and Withdrawals.....  20
   Additional Considerations...............................  21
   Diversification Standards ..............................  21
   Qualified Plans.........................................  22
     Tax Sheltered Annuities ..............................  22
     Keogh Plans...........................................  23
     Individual Retirement Accounts........................  23
     Corporate Pension and Profit-Sharing Plans............  23
     Deferred Compensation Plans with Respect to
        Service for State and Local Governments and
        Tax Exempt Organizations...........................  23
     Penalty Tax on Certain Surrenders and Withdrawals
        from Qualified Contracts...........................  23
     Seek Tax Advice.......................................  24
SALES OF VARIABLE ACCUMULATION CONTRACTS ..................  24
STATE REGULATION ..........................................  24
REPORTS ...................................................  24
VOTING RIGHTS .............................................  24
TEXAS OPTIONAL RETIREMENT PROGRAM .........................  25
LITIGATION ................................................  25
LEGAL MATTERS .............................................  25
STATEMENT OF ADDITIONAL INFORMATION........................  25
APPENDIX A ................................................  26
APPENDIX B ................................................  27

                               SUMMARY OF EXPENSES


CONTRACT OWNER TRANSACTION EXPENSES                                                     ALL SUBACCOUNTS
-----------------------------------                                                     ---------------
Sales Charges Imposed on Purchases................................................            None

Deferred Sales Charges (as a percentage of amount surrendered):(1)
    Age of Payment in Complete Years 0-1..........................................             7%
    Age of Payment in Complete Years 1-2..........................................             6%
    Age of Payment in Complete Years 2-3..........................................             5%
    Age of Payment in Complete Years 3-4..........................................             4%
    Age of Payment in Complete Years 4-5..........................................             3%
    Age of Payment in Complete Years 5-6..........................................             2%
    Age of Payment in Complete Years 6-7..........................................             1%
    Age of Payment in Complete Years 7 and thereafter.............................            None

Exchange Fee
    Current.......................................................................            None
    Maximum Allowable Charge Per Exchange.........................................             $10


ANNUAL CONTRACT FEE
    Current.......................................................................             $35
    Maximum.......................................................................             $35

SEPARATE ACCOUNT EXPENSES
(as a percentage of average account value)
   Mortality and Expense Risk Fees................................................            1.25%
   Account Fees and Expenses

      Daily Administrative Fee....................................................           0.125%
   Total Separate Account Annual Expenses.........................................           1.375%

FUND ANNUAL EXPENSES
(as a percentage of Fund average net assets)
                                                                                                     OTHER EXPENSES(2)
                                                                                        RULE 12B-1    (AFTER EXPENSE    TOTAL ANNUAL
                                                                    MANAGEMENT FEES       FEES        REIMBURSEMENT)      EXPENSES
                                                                    ---------------       ----        --------------      --------
Growth Series...................................................          .63%             N/A             .09%             .72%
Multi-Sector Fixed Income Series................................          .50%             N/A             .15%             .65%
Strategic Allocation Series ....................................          .58%             N/A             .12%             .70%
Money Market Series.............................................          .40%             N/A             .15%             .55%
International Series ...........................................          .75%             N/A             .29%            1.04%
Balanced Series.................................................          .55%             N/A             .13%             .68%
Real Estate Securities Series...................................          .75%             N/A             .25%            1.00%
Strategic Theme Series..........................................          .75%             N/A             .25%            1.00%
Aberdeen New Asia Series........................................         1.00%             N/A             .25%            1.25%
Wanger U.S. Small Cap Series....................................          .99%             N/A             .22%            1.21%
Wanger International Small Cap Series...........................         1.30%             N/A             .49%            1.79%
Templeton Stock Series(3,4).....................................          .70%            .25%             .18%            1.13%
Templeton Asset Allocation Series(3,4)..........................          .61%            .25%             .17%            1.03%
Templeton International Series(3,4).............................          .70%            .25%             .18%            1.13%
Templeton Developing Markets Series(3,5)........................         1.25%            .25%             .53%            2.03%

1 A sales charge is taken from the proceeds when a Contract is surrendered or when an amount is withdrawn, if assets have not been held under the Contract for a certain period of time. An amount up to 10% of the Contract Value may be withdrawn each year without a sales charge. (See "Deductions and Charges--Sales Charges.")
2 Each Series pays a portion or all of its total operating expenses other than the management fee. The Growth, Multi-Sector, Allocation, Money Market and
   Balanced Series will pay up to .15%; the Real Estate, Theme and Asia Series will pay up to .25%; the International Series will pay up to .40%; the U.S.
   Small Cap Series will pay up to .50%; and the International Small Cap Series will pay up to .60%. Absent expense reimbursement, total fund operating expenses were .67%, 1.43%, 1.28% and 2.87%, for Multi-Sector, Real Estate,
   Theme and Asia, respectively. Expenses may be higher or lower than those shown but are subject to expense limitations as noted.
3 Inclusion of this Subaccount began on May 1, 1997. Because Class 2 shares were not offered until May 1, 1997, the figures for "Management Fees" and "Other Expenses" are based on the historical expenses of the Fund's Class 1 shares for the fiscal year ended December 31, 1996, except as otherwise noted. Class 2 shares of the Fund have a distribution plan or "Rule 12b-1
   Plan" which is described in the Fund's prospectus.
4 Management fees and total operating expenses have been restated to reflect the management fee schedule which was approved by shareholders and which takes effect on May 1, 1997. Actual management fees and total fund operating expenses before May 1, 1997 were lower.
5 The Adviser waived a portion of its fees during 1996. After the reduction, actual management fees and total operating expenses of the portfolio in 1996 were 1.17% and 1.95% of net assets, respectively. This agreement has been terminated.


                               SUMMARY OF EXPENSES

EXAMPLE

    If you surrender your Contract at the end of the applicable time period: You would pay the following expenses on a $1,000 investment assuming 5% annual return on assets:

    SUBACCOUNT                                                          1 YEAR            3 YEARS          5 YEARS          10 YEARS
    ----------                                                          ------            -------          -------          --------

    Growth Series...............................................         $ 78              $110             $142              $258
    Multi-Sector Fixed Income Series............................           78               108              138               251
    Strategic Allocation Series................................            78               109              141               256
    Money Market Series.........................................           77               105              133               241
    International Series........................................           81               119              157               290
    Balanced Series.............................................           78               109              140               254
    Real Estate Securities Series...............................           81               118              155               286
    Strategic Theme Series......................................           81               118              155               286
    Aberdeen New Asia Series....................................           83               125              168               311
    Wanger U.S. Small Cap Series................................           83               124              166               307
    Wanger International Small Cap Series.......................           89               140              193               362
    Templeton Stock Series(1)...................................           82               122              162               299
    Templeton Asset Allocation Series(1)........................           81               119              157               289
    Templeton International Series(1)...........................           82               122              162               299
    Templeton Developing Markets Series(1)......................           91               147              204               383


    If you annuitize your Contract at the end of the applicable time period: You would pay the following expenses on a $1,000 investment assuming 5% annual return on assets:

    SUBACCOUNT                                                          1 YEAR            3 YEARS          5 YEARS          10 YEARS
    ----------                                                          ------            -------          -------          --------

    Growth Series...............................................         $ 78              $110             $121              $258
    Multi-Sector Fixed Income Series............................           78               108              117               251
    Strategic Allocation Series................................            78               109              120               256
    Money Market Series.........................................           77               105              112               241
    International Series........................................           81               119              137               290
    Balanced Series.............................................           78               109              119               254
    Real Estate Securities Series...............................           81               118              135               286
    Strategic Theme Series......................................           81               118              135               286
    Aberdeen New Asia Series....................................           83               125              147               311
    Wanger U.S. Small Cap Series................................           83               124              145               307
    Wanger International Small Cap Series.......................           89               140              174               362
    Templeton Stock Series(1)...................................           82               122              141               299
    Templeton Asset Allocation Series(1)........................           81               119              137               289
    Templeton International Series(1)...........................           82               122              141               299
    Templeton Developing Markets Series(1)......................           91               147              185               383

    (1) Inclusion of this Subaccount began on May 1, 1997.

                               SUMMARY OF EXPENSES

    If you do not surrender your Contract: You would pay the following expenses on a $1,000 investment assuming 5% annual return on assets:

    SUBACCOUNT                                                          1 YEAR            3 YEARS          5 YEARS          10 YEARS
    ----------                                                          ------            -------          -------          --------

    Growth Series...............................................         $ 23              $ 71             $121              $258
    Multi-Sector Fixed Income Series............................           22                69              117               251
    Strategic Allocation Series................................            23                70              120               256
    Money Market Series.........................................           21                66              112               241
    International Series........................................           26                80              137               290
    Balanced Series.............................................           23                70              119               254
    Real Estate Securities Series...............................           26                79              135               286
    Strategic Theme Series......................................           26                79              135               286
    Aberdeen New Asia Series....................................           28                87              147               311
    Wanger U.S. Small Cap Series................................           28                85              145               307
    Wanger International Small Cap Series.......................           34               103              174               362
    Templeton Stock Series(1)...................................           27                83              141               299
    Templeton Asset Allocation Series(1)........................           26                80              137               289
    Templeton International Series(1)...........................           27                83              141               299
    Templeton Developing Markets Series(1)......................           36               110              185               383

    (1) Inclusion of this Subaccount began on May 1, 1997.

    The purpose of the tables set forth above is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. The tables reflect expenses of the Account as well as the Funds. (See "Deductions and Charges" in this Prospectus and in the Fund Prospectuses.)

    Premium taxes, which are not reflected in the table above, may apply. Any premium or other taxes levied by any governmental entity with respect to the Contract will be charged against the Contract Values based on a percentage of premiums paid. Premium taxes are currently imposed by certain states on the Contracts and range from 0% to 3.5% of premiums paid. (See "Deductions and Charges--Premium Tax" and Appendix B.)

    The Example should not be considered a presentation of future expenses and actual expenses may be greater or less than those shown. The $35 annual administrative charge is reflected in the Example as $1.75 since the average Contract account size is greater than $1,000 and the expense effect is reduced accordingly. (See "Deductions and Charges.")

                        PHL VARIABLE ACCUMULATION ACCOUNT

                              FINANCIAL HIGHLIGHTS
                            ACCUMULATION UNIT VALUES

               (SELECTED DATA FOR AN ACCUMULATION UNIT OUTSTANDING
                        THROUGHOUT THE INDICATED PERIOD)

Following are financial highlights for the period indicated.



                                                                                                            MULTI-SECTOR SUBACCOUNT
                                             MONEY MARKET                                                    (FORMERLY THE "BOND"
                                             SUBACCOUNT                     GROWTH SUBACCOUNT                    SUBACCOUNT)
                                       -------------------------        -------------------------         --------------------------
                                                        FROM                             FROM                              FROM
                                        YEAR          INCEPTION          YEAR          INCEPTION           YEAR          INCEPTION
                                        ENDED         7/31/95 TO         ENDED         7/31/95 TO          ENDED         7/31/95 TO
                                       12/31/96        12/31/95         12/31/96        12/31/95          12/31/96        12/31/95
                                       --------        --------         --------        --------          --------        --------
Unit value, beginning of period.       $1.014954       $1.000000        $1.082876       $1.000000         $1.051781       $1.000000
Unit value, end of period.......       $1.051525       $1.014954        $1.202623       $1.082876         $1.166339       $1.051781
                                       =========       =========        =========       =========         =========       =========
Number of units outstanding (000)         22,142           5,893           42,365           3,037            13,252             319



                                         ALLOCATION SUBACCOUNT
                                      (FORMERLY THE "TOTAL RETURN
                                             SUBACCOUNT")                INTERNATIONAL SUBACCOUNT             BALANCED SUBACCOUNT
                                      ---------------------------       --------------------------         -------------------------
                                                        FROM                              FROM                              FROM
                                        YEAR          INCEPTION          YEAR           INCEPTION           YEAR          INCEPTION
                                        ENDED         7/31/95 TO          ENDED         7/31/95 TO          ENDED         7/31/95 TO
                                       12/31/96        12/31/95         12/31/96         12/31/95          12/31/96        12/31/95
                                       --------        --------         --------         --------          --------        --------
Unit value, beginning of period.       $1.042018       $1.000000        $1.009660        $1.000000         $1.047597       $1.000000
Unit value, end of period.......       $1.120864       $1.042018        $1.181847        $1.009660         $1.142528       $1.047597
                                       =========       =========        =========        =========         =========       =========
Number of units outstanding (000)         13,249           2,919            3,095              133             5,616             719



                                                                          WANGER INT'L SMALL CAP             WANGER U.S. SMALL CAP
                                        REAL ESTATE SUBACCOUNT                 SUBACCOUNT                         SUBACCOUNT
                                       -------------------------        --------------------------         -------------------------
                                                        FROM                              FROM                              FROM
                                        YEAR          INCEPTION          YEAR           INCEPTION           YEAR          INCEPTION
                                        ENDED         7/31/95 TO         ENDED          7/31/95 TO           ENDED        7/31/95 TO
                                       12/31/96        12/31/95         12/31/96         12/31/95          12/31/96        12/31/95
                                       --------        --------         --------         --------          --------        --------
Unit value, beginning of period.       $1.050105       $1.000000        $1.088168        $1.000000         $0.951679       $1.000000
Unit value, end of period.......       $1.378845       $1.050105        $1.417188        $1.088168         $1.376482       $0.951679
                                       =========       =========        =========        =========         =========       =========
Number of units outstanding (000)          1,543             226            9,834              257            16,757           1,313



                                       THEME SUBACCOUNT          ASIA SUBACCOUNT
                                       ----------------          ---------------
                                            FROM                     FROM
                                          INCEPTION                INCEPTION
                                          1/29/96 TO               9/20/96 TO
                                           12/31/96                 12/31/96
                                           --------                 --------
Unit value, beginning of period.           $1.000000                $1.000000
Unit value, end of period.......           $1.078271                $0.997488
                                           =========                =========
Number of units outstanding (000)              4,054                    1,133



                           TEMPLETON STOCK SUBACCOUNT
                      TEMPLETON ASSET ALLOCATION SUBACCOUNT
                       TEMPLETON INTERNATIONAL SUBACCOUNT
                     TEMPLETON DEVELOPING MARKETS SUBACCOUNT

    These Subaccounts commenced operations as of May 1, 1997; accordingly, data for these Subaccounts is not yet available.

SUMMARY
--------------------------------------------------------------------------------

    The following summary of Prospectus information of the Contract should be read with the detailed information appearing elsewhere in this Prospectus. (See "Table of Contents" and "Special Terms.")

OVERVIEW
    The Contract offers a dynamic concept in retirement planning designed to give you maximum flexibility in obtaining your investment goals. There are no deductions from your purchase payments so that your entire investment is put to work in one or more of the Subaccounts of the Account and/or the GIA. The Contract offers a combination of investment options, both variable and fixed. Investments in the Subaccounts provide returns which are variable and are contingent upon the performance of the underlying Fund. Allocations to the GIA produces guaranteed interest earnings subject to certain conditions. Please refer to "Appendix A" for detailed information regarding the GIA. You also may select from a number of different variable annuity and fixed annuity payout options, some of which, offer retirement income payments which you cannot out live. (See "The Annuity Period--Annuity Options.") Contracts are available to fund both non-tax qualified and certain tax qualified retirement plans. The Contract is designed to provide retirement income at a future date by the investment of funds on a tax-deferred basis. Generally, any earnings on your investment will accumulate without being subject to annual income tax until withdrawn. The Contract provides for payment upon the death of either the Owner or the Annuitant anytime before the Maturity Date. Contracts may not be available for sale in all states.

INVESTMENT FEATURES
    FLEXIBLE PAYMENTS
    You may make payments any time until the Maturity Date that you select subject to certain limitations. You can vary the amount and frequency of your purchase payments. Other than the Minimum Initial Purchase Payment there is no scheduled or required purchase payment.

    CONTRIBUTIONS
    For non-tax qualified plans and Individual Retirement Annuities (IRA's) including SEP IRAs and SIMPLE IRAs, you must make a Minimum Initial Purchase Payment of at least $1,000 to put a Contract in effect. If your payments are made by our monthly bank draft investment program, you are allowed to pay a reduced Minimum Initial Purchase Payment amount of at least $25.

ALLOCATION OF PREMIUMS AND CONTRACT VALUE
    Your premium will be invested in one or more of the Subaccounts of the Account and/or the GIA. The assets of the Subaccounts are used to purchase, at Net Asset Value, shares of a designated Fund. You also may change your allocation to the various investment options by changing your allocation percentages or by making transfers among the Subaccounts of the Account and/or the GIA.

    IN GENERAL, YOU CAN ONLY MAKE ONE TRANSFER PER YEAR FROM THE GIA. THE AMOUNT THAT CAN BE TRANSFERRED OUT IS LIMITED TO THE GREATER OF $1,000 OR 25% OF THE CONTRACT VALUE IN THE GIA AS OF THE DATE OF THE TRANSFER. IF YOU ELECT THE SYSTEMATIC TRANSFER PROGRAM, APPROXIMATELY EQUAL AMOUNTS MAY BE TRANSFERRED OUT OF THE GIA. ALSO, THE TOTAL CONTRACT VALUE ALLOCATED TO THE GIA MAY BE TRANSFERRED OUT OF THE GIA TO ONE OR MORE OF THE SUBACCOUNTS OF THE ACCOUNT.

    Transfers into the GIA and/or among the Subaccounts of the Account may be made anytime. Transfers from the GIA are subject to the rules discussed in Appendix A and under Transfers.

    The Contract Value allocated to the Account is not guaranteed and will vary with the investment performance of the underlying Fund. The Contract Value allocated to the GIA will depend on deductions taken from the GIA and will accumulate at rates we determine (4% minimum for the GIA).

WITHDRAWALS
    You may partially or fully surrender the Contract anytime for its Contract Value less any applicable sales charge and premium tax. Prior to the Maturity Date, you may withdraw up to 10% of the Contract Value each Contract Year without a sales charge. See "Surrender of Contract; Partial Withdrawals."

DEATH BENEFIT
    The Contract provides for payment on the death of the Owner or the Annuitant at any time prior to the Maturity Date of the Contract. The amount payable will be different depending on whether the Annuitant or Owner/Annuitant has attained age 85. If the Annuitant and Owner are not the same, the amount payable upon the death of the Owner will be equal to the greater of: (a) 100% of purchase payments made, less withdrawals or (b) the Contract Value (no surrender charge is imposed), less any deferred premium tax. (See, "Payment Upon Death Before Maturity.") The Contract also provides for payment upon death after the Contract Maturity Date. (See "Payment Upon Death Before Maturity Date" and "Payment Upon Death After Maturity Date.")

DEDUCTIONS AND CHARGES
    GENERALLY
    No deductions are made from purchase payments. A deduction for sales charges may be taken from the proceeds when a Contract is surrendered or when an amount is withdrawn, if assets have not been held under the Contract for a certain period of time. However, no deduction for sales charges will be taken after the Annuity Period has begun, unless unscheduled withdrawals are made under Annuity Options K or L. If a sales charge is imposed, it is imposed on a first-in, first-out basis. No sales charge will be imposed in the event that the Annuitant or Owner dies before the date that annuity payments will commence. The total deferred sales charges on a Contract will never exceed 9% of the total purchase payments (see "Sales Charges").

    FROM THE ACCOUNT
    There is a mortality and expense risk fee and a daily administrative fee assessed against the Account. The mortality and expense risk fee is 1.25%. (See "Charges for Mortality & Expense Risks.") The daily administrative fee is equal to 0.125% on an annual basis. (See
"Charges for Administrative Services.")

    OTHER CHARGES OR DEDUCTIONS
    In most states, premium taxes are imposed when a Contract is annuitized rather than when purchase payments are made by the Contract Owner. PHL Variable will reimburse itself for such taxes on the date of a partial withdrawal, surrender of the Contract, Maturity Date or payment of death proceeds (see "Premium Tax").

    In addition, certain charges are deducted from the assets of the Funds. For investment management services, each Series of a Fund pays the investment manager a separate monthly fee calculated on the basis of its average daily net assets during the year.

    For a more complete description of the fees chargeable under the Contract, see "Deductions and Charges."

VARIATIONS
    PHL Variable is subject to laws and regulations in every state in which the Contract is sold. As a result, the terms of the Contract may vary from state to state.

ADDITIONAL INFORMATION
    FREE LOOK PERIOD
    An Owner may surrender a Contract for any reason within 10 days after its receipt and receive in cash the adjusted value of the initial purchase payment. The Owner may receive more or less than the initial payment depending on investment experience within the Subaccounts during the 10-day period, unless the Contract is issued with a Temporary Money Market Allocation Amendment, in which case the initial purchase payment is refunded. If the initial purchase payment, or any portion thereof, was allocated to the GIA, that payment (or portion) and any earned interest is refunded. See "Free Look Period."

    LAPSE
    If on any Valuation Date the total Contract Value equals zero, or, the premium tax reimbursement due on a surrender or partial withdrawal is greater than or equal to the Contract Value, the Contract will immediately terminate and lapse without value.

SPECIAL TERMS
--------------------------------------------------------------------------------

As used in this Prospectus, the following terms have the indicated meanings:

ACCOUNT: PHL Variable Accumulation Account.

ACCOUNT VALUE: The value of all assets held in the Account.

ACCUMULATION UNIT: A standard of measurement with respect to each Subaccount used in determining the value of a Contract and the interest in the Subaccounts prior to the commencement of annuity payments.

ACCUMULATION UNIT VALUE: The value of one Accumulation Unit was set at $1.0000 on the date assets were first allocated to each Subaccount. The value of one Accumulation Unit on any subsequent Valuation Date is determined by multiplying the immediately preceding Accumulation Unit Value by the applicable Net Investment Factor for the Valuation Period ending on such Valuation Date.

ANNUITANT: The person whose life is used as the measuring life under the Contract. The primary Annuitant as shown on the Contract's Schedule Page while the primary Annuitant is living, and then the contingent Annuitant designated on the application for the Contract or as later changed by the Owner, if the contingent Annuitant is living at the death of the primary Annuitant.

ANNUITY OPTION: The provisions under which a series of annuity payments is made to the Annuitant or other payee, such as Life Annuity with Ten Years Certain. (See "Annuity Options.")

ANNUITY UNIT: A standard of measurement used in determining the amount of each variable income payment under the variable payment Annuity Options I, J, K, M and N.

CONTRACT: The deferred variable accumulation annuity contract described in this Prospectus.

CONTRACT OWNER (OWNER, YOU, YOUR): The person or entity, usually the one to whom the Contract is issued, who has the sole right to exercise all rights and privileges under the Contract except as otherwise provided in the Contract. The Owner may be the Annuitant, an employer, a trust or any other individual or entity specified in the application for the Contract. However, under Contracts used with certain tax qualified plans, the Owner must be the Annuitant. A husband and wife may be designated as joint owners, and if such a joint owner dies, the other joint owner becomes the sole Owner of the Contract. If no Owner is named in the application, the Annuitant will be the Owner.

CONTRACT VALUE: Prior to the Maturity Date, the sum of all Accumulation Units held in the Subaccounts of the Account and the value held in the GIA.

FIXED PAYMENT ANNUITY: A benefit providing periodic payments of a fixed dollar amount throughout the Annuity Period that does not vary with or reflect the investment performance of any Subaccount.

FUND(S): The Phoenix Edge Series Fund, Wanger Advisors Trust and the Templeton Variable Products Series Fund.

GIA: An allocation option under which premium amounts are guaranteed to earn a fixed rate of interest. Excess interest also may be credited, in the sole discretion of PHL Variable.

ISSUE DATE: The date that the initial purchase payment is invested under a Contract.

MATURITY DATE: The date elected by the Owner pursuant to the Contract as of which annuity payments will commence. The Maturity Date shall be no earlier than the fifth Contract anniversary and no later than the Annuitant's 95th birthday. The election is subject to certain conditions described in "The Annuity Period."

MINIMUM INITIAL PURCHASE PAYMENT: The amount which must be paid when a Contract is purchased. Minimum initial purchase payments of $1,000, $1,000, $25 and $1,000 annually are required for non-qualified, IRA, bank draft program and qualified plan contracts, respectively.

MINIMUM SUBSEQUENT PAYMENT: The amount which must be paid when any subsequent payments are made, after the minimum initial purchase payment has been made (see above). The minimum subsequent payment for all Contracts is $25.

PAYMENT UPON DEATH: The obligation of PHL Variable under a Contract to make a payment on the death of the Owner or Annuitant at any time before the Maturity Date of a Contract (see "Payment Upon Death Before Maturity Date") or after the Maturity Date of a Contract (see "Payment Upon Death After Maturity Date").

PHL VARIABLE (OUR, US, COMPANY): PHL Variable Insurance Company.

VALUATION DATE: A Valuation Date is every day the New York Stock Exchange is open for trading.

VARIABLE PAYMENT ANNUITY: An annuity providing payments that vary in amount after the first payment is made, in accordance with the investment experience of the selected Subaccounts.

VPMO: The Phoenix Variable Products Mail Operation division of Phoenix that receives and processes incoming mail for Variable Products Operations.

VPO: Variable Products Operations.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------


    From time to time the Account may include the performance history of any or all Subaccounts in advertisements, sales literature or reports. PERFORMANCE INFORMATION ABOUT EACH SUBACCOUNT IS BASED ON PAST PERFORMANCE ONLY AND IS NOT AN INDICATION OF FUTURE PERFORMANCE. Performance information may be expressed as yield and effective yield of the Money Market Subaccount, as yield of the Multi-Sector Subaccount and as total return of any Subaccount. For the Multi-Sector Subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing the net investment income by the maximum offering price per unit on the last day of the period.

    When a Subaccount advertises its total return, it will usually be calculated for one year, five years and ten years or since inception if the Subaccount has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $1,000 investment in the Subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of all applicable Contract charges except for premium taxes (which vary by state) at the beginning of the relevant period.

    For those Subaccounts within the Account that have not been available for one of the quoted periods, the standardized average annual total return quotations may show the investment performance such Subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the Fund for the period quoted.

            AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED 12/31/96
            ---------------------------------------------------------
                    COMMENCEMENT                                       LIFE OF
SUBACCOUNT              DATE       1 YEAR      5 YEARS    10 YEARS      FUND
----------              ----       ------      -------    --------      ----
Multi-Sector.....      1/1/83        4.73%      8.81%        8.17%      9.39%
Balanced.........      5/1/92        3.00%        N/A          N/A      7.93%
Allocation.......     9/17/84        1.59%      7.29%        9.79%     10.96%
Growth...........      1/1/83        4.89%     12.45%       14.38%     16.66%
International....      5/1/90       10.56%      7.40%          N/A      6.74%
Money Market.....     10/10/82      (2.16%)     2.23%        4.23%      4.93%
Real Estate......      5/1/95       24.01%        N/A          N/A     24.72%
U.S. Small Cap...      5/1/95       36.64%        N/A          N/A     30.96%
Int'l. Small Cap.      5/1/95       23.03%        N/A          N/A     34.42%
Theme............     1/29/96          N/A        N/A          N/A      2.12%
Asia.............     9/20/96          N/A        N/A          N/A     (6.52%)
TPT Allocation(2)     11/28/88      10.74%     11.92%          N/A     10.73%
TPT Stock(2).....     11/4/88       14.07%     14.43%          N/A     11.66%
TPT Int'l(2).....      5/1/92       15.58%        N/A          N/A     12.97%
TPT Dev. Mkts.(2)     9/15/96          N/A        N/A          N/A     (5.45%)

                              ANNUAL TOTAL RETURN(1)
                              ----------------------
         MULTI-                   ALLO-                 INTER-      MONEY
YEAR     SECTOR      BALANCED    CATION      GROWTH    NATIONAL    MARKET
----     ------      --------    ------      ------    --------    ------
1983....   4.56%       N/A          N/A      31.10%       N/A       6.85%
1984....   9.82%       N/A       (1.51%)      9.16%       N/A       8.72%
1985....  18.97%       N/A       25.61%      33.09%       N/A       6.56%
1986....  17.67%       N/A       14.11%      18.83%       N/A       5.06%
1987....  (0.30%)      N/A       11.02%       5.47%       N/A       5.05%
1988....   8.98%       N/A        0.94%       2.50%       N/A       5.98%
1989....   6.76%       N/A       18.28%      34.35%       N/A       7.71%
1990....   3.78%       N/A        4.32%       2.62%     (8.98%)     6.74%
1991....  17.96%       N/A       27.56%      40.81%     18.11%      4.53%
1992....   8.58%      8.43%       9.15%       8.79%    (14.03%)     2.16%
1993....  14.35%      7.13%       9.50%      18.08%     36.59%      1.47%
1994....  (6.78%)    (4.17%)     (2.75%)      0.08%     (1.31%)     2.42%
1995....  21.89%     21.69%      16.63%      29.13%      8.12%      4.23%
1996....  10.89%      9.06%       7.57%      11.06%     17.05%      3.60%

                      REAL        U.S.        INT'L
YEAR       ASIA      ESTATE     SMALL CAP    SMALL CAP    THEME
----       ----      ------     ---------    ---------    -----
1995....    N/A      16.75%      14.97%       33.35%         N/A
1996....  (0.23%)    31.31%      44.64%       30.24%       8.98%

                 TPT            TPT            TPT             TPT
YEAR         ALLOCATION(2)     STOCK(2)       INT'L(2)      DEV. MKTS.(2)
----         -------------     --------       --------      -------------
1989......     11.77%           13.12%           N/A             N/A
1990......     (9.24%)         (12.28%)          N/A             N/A
1991......     26.01%           25.81%           N/A             N/A
1992......      6.62%            5.68%        (7.00%)            N/A
1993......     24.46%           32.25%        45.37%             N/A
1994......     (4.31%)          (3.56%)       (3.59%)            N/A
1995......     20.90%           23.57%        14.19%             N/A
1996......     17.26%           20.77%        22.37%           0.96%

(1)  Sales charges have not been deducted from the Annual Total Returns.

(2) Because Templeton Class 2 shares were not offered until May 1, 1997, performance shown for periods prior to that date represents the historical results of Class 1 shares. These returns have not been adjusted to reflect the Rule 12b-1 fee for Class 2 shares, which is .25% annually. There was no Rule 12b-1 fee for Class 1 shares. The returns for Class 2 shares, had they been available during the period shown, would have been reduced by the amount of the Rule 12b-1 fees, compounded over the relevant period, and will be affected in the future by these fees.


THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.


    Current yield for the Money Market Subaccount is based upon the income earned by the Subaccount over a seven-day period and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Subaccount Units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges on the Account level including the annual administrative fee.

    Yield calculations of the Money Market Subaccount used for illustration purposes are based on the consideration of a hypothetical Contract Owner's account having a balance of exactly one Unit at the beginning of a seven-day period, which period will end on the date of the most recent financial statements. The yield for the Subaccount during this seven-day period will be the change in the value of the hypothetical Contract Owner's account's original unit. The following is an example of this yield quotation for the Money Market Subaccount based on a seven-day period ending December 31, 1996.

Example:

Value of hypothetical pre-existing account with exactly one unit at the beginning of the period:...................  1.050796
Value of the same account (excluding capital changes) at the end of the seven-day period:......................  1.051525
Calculation:
  Ending account value..............................  1.051525
  Less beginning account value......................  1.050796
  Net change in account value.......................  0.000729
Base period return:
  (adjusted change/beginning account value).........  0.000694
Current yield = return x (365/7) =..................     3.62%
Effective yield = [(1 + return)365/7] -1 =..........     3.68%


    The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Account level.


    A Subaccount's performance may be compared to that of the Consumer Price Index or various unmanaged equity or bond indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), and the Europe Australia Far East Index, and also may be compared to the performance of the other variable annuity accounts as reported by services such as Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA") and Morningstar, Inc. or in other various publications. Lipper and CDA are widely recognized independent rating/ranking services. A Subaccount's performance also may be compared to that of other investment or savings vehicles.

    Advertisements, sales literature and other communications may contain information about any Series' or Advisers' current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time, the Series may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Series may separate their cumulative and average annual returns into income results and capital gains or losses; or cite separately as a return figure the equity or bond portion of a Series' portfolio; or compare a Series' equity or bond return figure to well-known indices of market performance including, but not limited to, the S&P 500, Dow Jones Industrial Average, First Boston High Yield Index and Solomon Brothers Corporate and Government Bond Indices.


    Each Fund's Annual Report, available upon request and without charge, contains a discussion of the performance of the Funds and a comparison of that performance to a securities market index.



THE VARIABLE ACCUMULATION ANNUITY
--------------------------------------------------------------------------------

    The individual deferred variable accumulation annuity contract (the "Contract") issued by PHL Variable may be significantly different from a fixed annuity contract in that, unless the GIA is selected, it is the Owner and Annuitant under a Contract who assume the risk of investment gain or loss rather than PHL Variable. To the extent that payments are not allocated to the GIA, the amounts which will be available for annuity payments under a Contract will depend on the investment performance of the amounts allocated to the Subaccounts of the PHL Variable Accumulation Account (the "Account"). Upon the maturity of a Contract, the amounts held under a Contract will continue to be invested in the Account and/or the GIA and monthly annuity payments will vary in accordance with the investment experience of the selected Subaccounts.
However, a fixed annuity may be elected, in which case PHL Variable will guarantee specified monthly annuity payments.

    The Owner selects the investment objective of each Contract on a continuing basis by directing the allocation of purchase payments and Contract Value among the Subaccounts or the GIA.


PHL VARIABLE AND THE ACCOUNT
--------------------------------------------------------------------------------

    PHL Variable is a wholly-owned indirect subsidiary of Phoenix Home Life Mutual Insurance Company. Its Executive Office is located at One American Row, Hartford, Connecticut 06102 and its main administrative office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. PHL Variable is a Connecticut stock company formed on April 24, 1981. On December 31, 1996, it had total assets of $189.5 million. PHL Variable sells variable annuity contracts through its own field force of agents and through brokers. Its operations are currently conducted in 36 states.


    On December 7, 1994, PHL Variable established the Account, a separate account created under the insurance laws of Connecticut. The Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and it meets the definition of a "separate account" under the 1940 Act. Registration under the 1940 Act does not involve supervision of the management or investment practices or policies of the Account or PHL Variable.

    Under Connecticut law, all income, gains or losses of the Account, whether realized or not, must be credited to or charged against the amounts placed in the Account without regard to the other income, gains and losses of PHL Variable. The assets of the Account may not be charged with liabilities arising out of any other business that PHL Variable may conduct. Obligations under the Contracts are obligations of PHL Variable.


    Contributions to the GIA are not invested in the Account; rather, they become part of the general account of PHL Variable (the "General Account"). The General Account supports all insurance and annuity obligations of PHL Variable and is made up of all of its general assets other than those allocated to any separate account such as the Account. For more complete information concerning the GIA, see Appendix A.



THE PHOENIX EDGE SERIES FUND
--------------------------------------------------------------------------------


    Certain Subaccounts of the Account invest in corresponding Series of The Phoenix Edge Series Fund. The investment adviser of all of the Series (except the Real Estate and Asia Series) is Phoenix Investment Counsel, Inc. ("PIC"). The investment adviser of the Real Estate Series is Phoenix Realty Securities, Inc. ("PRS") and for the Asia Series, the adviser is Phoenix-Aberdeen International Advisors, LLC ("PAIA"). The investment objective of each of the Series of the Fund is as follows:

    (1)  MULTI-SECTOR FIXED INCOME ("MULTI-SECTOR") SERIES, FORMERLY THE "BOND"
         SERIES: The investment objective of the

         Multi-Sector Series is to seek long-term total return by investing in a diversified portfolio of high yield (high risk) and high quality fixed income securities. For a discussion of the risks associated with investing in high yield bonds, please see the accompanying Fund prospectus.


    (2) MONEY MARKET SERIES: The investment objective of the Money Market Series is to provide maximum current income consistent with capital preservation and liquidity. The Money Market Series will invest exclusively in high quality money market instruments.


    (3) GROWTH SERIES: The investment objective of the Growth Series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Growth Series invests principally in common stocks of corporations believed by management to offer growth potential.

    (4)  STRATEGIC ALLOCATION ("ALLOCATION") SERIES, FORMERLY THE
         "TOTAL RETURN" SERIES: The investment objective of the Allocation Series is to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk. The Allocation
         Series invests in stocks, bonds and money market instruments in accordance with the adviser's appraisal of investments most likely to achieve the highest total rate of return.


    (5) INTERNATIONAL SERIES: The International Series seeks as its investment objective a high total return consistent with reasonable risk. It intends to achieve its objective by investing primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. Investments may be made for capital growth or for income or any combination thereof for the purpose of achieving a high overall return.


    (6) BALANCED SERIES: The investment objectives of the Balanced Series are reasonable income, long-term capital growth and conservation of capital. The Balanced Series intends to invest based on combined considerations of risk, income, capital enhancement and protection of capital value.

    (7) REAL ESTATE SECURITIES ("REAL ESTATE") SERIES: The investment objective of the Real Estate Series is to seek capital appreciation and income with approximately equal emphasis. It intends under normal circumstances to invest in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

    (8) STRATEGIC THEME ("THEME") SERIES: The investment objective of the Theme Series is to seek long-term appreciation of capital through investing in securities of companies that the adviser believes are particularly well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide.

    (9) ABERDEEN NEW ASIA ("ASIA") SERIES: The investment objective of the Asia Series is to seek long-term capital appreciation. It is intended that this Series will invest primarily in a diversified portfolio of equity securities of issuers organized and principally operating in Asia, excluding Japan.



WANGER ADVISORS TRUST
--------------------------------------------------------------------------------


    The investment adviser of the U.S. Small Cap and International Small Cap Series is Wanger Asset Management, L.P. The investment objective of each of the Series is as follows:

    (1) WANGER U.S. SMALL CAP ("U.S. SMALL CAP") SERIES: The investment objective of the U.S. Small Cap Series is to provide long-term growth. The U.S. Small Cap Series will invest primarily in securities of U.S. companies with total common stock market capitalization of less than $1 billion.

    (2) WANGER INTERNATIONAL SMALL CAP ("INTERNATIONAL SMALL CAP") SERIES: The investment objective of the International Small Cap Series is to provide long-term growth. The International Small Cap Series will invest primarily in securities of non-U.S. companies with total common stock market capitalization of less than $1 billion.


TEMPLETON VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

    The investment adviser for the Templeton Stock, Templeton Asset Allocation and Templeton International Series is Templeton Investment Counsel, Inc. ("TICI"). Templeton Asset Management, Ltd. is the investment adviser for the Templeton Developing Markets Series. The investment objectives and policies of each Series is as follows:

    (1) TEMPLETON STOCK ("TPT STOCK") SERIES: Pursues capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world.

    (2)  TEMPLETON ASSET ALLOCATION ("TPT ALLOCATION") SERIES:
         Seeks a high level of total return through a flexible policy of investing in stocks of companies in any nation, debt securities of companies and governments of any nation, and in money market instruments. Changes in the asset mix will be made in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world.

    (3)  TEMPLETON INTERNATIONAL ("TPT INTERNATIONAL") SERIES:
         Seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. Any income realized will be incidental. Although the Fund generally invests in common stock, it also may invest in preferred stocks and certain debt securities such as convertible bonds which are rated in any category by S&P or Moody's or which are unrated by any rating agency.

    (4)  TEMPLETON DEVELOPING MARKETS ("TPT DEV. MKTS.") SERIES:
         Seeks long-term capital appreciation by investing primarily in equity securities of issuers in countries having developing markets.


    Each Series will be subject to the market fluctuations and risks inherent in the ownership of any security and there can be no assurance that any Series' stated investment objective will be realized.


    Shares of the Funds may be sold to other separate accounts of PHL Variable or its affiliates or of other insurance companies funding variable annuity or variable life insurance contracts. It is conceivable that it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither PHL Variable nor the Funds currently foresee any such disadvantages either to variable annuity contract owners or to variable life insurance policyowners, the Funds' Trustees intend to monitor events in order to identify any material conflict between variable annuity contract owners and variable life insurance policyowners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from, for example,
(1) changes in state insurance laws, (2) changes in federal income tax laws, (3) changes in the investment management of any portfolio of a Fund or (4) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.


    FOR ADDITIONAL INFORMATION CONCERNING THE FUNDS, PLEASE SEE THE ACCOMPANYING FUND PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


PURCHASE OF CONTRACTS
--------------------------------------------------------------------------------


    The minimum initial purchase payment for each Contract purchased is $1,000. However, for contracts purchased in connection with IRAs, the minimum initial purchase payment is $25 and for contracts purchased in connection with tax-qualified or employer sponsored plans, a minimum annual payment of $1,000 is required. In addition, a Contract Owner may authorize his bank to draw $25 or more from his personal checking account monthly to purchase Units in any available Subaccount or the GIA. The amount the Contract Owner designates will be automatically invested on the date the bank draws on his account. If this "check-o-matic" privilege is elected, the minimum initial purchase payment is $25. This payment must accompany the application. Each subsequent purchase payment under a Contract must be at least $25.


    Generally, a Contract may not be purchased with respect to a proposed Annuitant who is eighty-one years of age or older. Total purchase payments in excess of $1,000,000 cannot be made without the permission of PHL Variable. While the Annuitant is living and the Contract is in force, purchase payments may be resumed at any time before the Maturity Date of a Contract.


    Purchase payments received under the Contracts will be allocated to any Subaccount or the GIA, or a combination thereof, in the proportion specified in the application for the Contract or as indicated by the Owner from time to time. Initial purchase payments may, under certain circumstances, be allocated to the Money Market Subaccount (see "Free Look Period"). Changes in the allocation of purchase payments will be effective as of receipt by Variable Products Operations of notice of election in a form satisfactory to PHL Variable and will apply to any purchase payments accompanying such notice or made subsequent to the receipt of the notice, unless otherwise requested by the Contract Owner.



DEDUCTIONS AND CHARGES
--------------------------------------------------------------------------------

PREMIUM TAX
    Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, the status of PHL Variable within those states and the insurance tax laws of those states. PHL Variable will pay any premium tax due and will reimburse itself only upon the earlier of partial withdrawal, surrender of the Contract, Maturity Date or payment of death proceeds. For a list of states and premium taxes, see Appendix B to this Prospectus.

SALES CHARGES

    A deduction for sales charges (also referred to in this Prospectus as "surrender charges") for this Contract may be taken from proceeds of withdrawals from, or complete surrender of, the Contract if assets are not held under the Contract for a certain period of time (see chart below). No sales charge will be taken from death proceeds or after the Annuity Period has begun except with respect to unscheduled withdrawals under Annuity Option K or L below (see "Annuity Options"). Any sales charge is imposed on a first-in, first-out basis.

    With respect to withdrawals or surrenders, up to 10% of the Contract Value may be withdrawn in a Contract year, either in a lump sum or by multiple scheduled or unscheduled partial surrenders, without the imposition of a sales charge. During the first Contract year, the 10% withdrawal without a sales charge is only available on Contracts issued on or after May 1, 1996 and will be determined based on the Contract Value at the time of the first partial withdrawal. In all subsequent years, the 10% will be based on the previous Contract anniversary value. The deduction for sales charges, expressed as a percentage of the amount withdrawn in excess of the 10% allowable amount, is as follows:

    AGE OF PURCHASE PAYMENT                DEFERRED
    IN COMPLETE YEARS FROM             SALES CHARGE AS A
       PAYMENT DATE UNIT                 PERCENTAGE OF
     RELEASED WAS CREDITED              AMOUNT WITHDRAWN
     ---------------------             -----------------
               0                              7%
               1                              6%
               2                              5%
               3                              4%
               4                              3%
               5                              2%
               6                              1%
          7 and over                          0%

    In the event that the Annuitant or Owner dies before the Maturity Date of the Contract, the sales charge described in the table above will not apply.

    The deferred sales charges on a Contract will never exceed 9% of the total purchase payments, and the applicable level of sales charge cannot be changed with respect to outstanding Contracts. Sales charges imposed in connection with partial surrenders will be deducted from the Subaccounts and the GIA on a pro rata basis. Any distribution costs not paid for by sales charges will be paid by PHL Variable from the assets of the General Account.

CHARGES FOR MORTALITY AND EXPENSE RISKS
    While fixed annuity payments to Annuitants will reflect the investment performance of the applicable Series of the Funds during the Accumulation Period, the amount of such payments will not be decreased because of adverse mortality experience of Annuitants as a class or because of an increase in actual expenses of PHL Variable over the expense charges provided for in the Contract. PHL Variable assumes the risk that Annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that its expenses may be higher than the deductions for such expenses.

    In assuming the mortality risk, PHL Variable agrees to continue life annuity payments, determined in accordance with the annuity tables and other provisions of the Contract, to the Annuitant or other payee for as long as he or she may live.


    PHL Variable charges each Subaccount the daily equivalent of .40% annually of the current value of the Subaccount's net assets for mortality risks assumed and the daily equivalent of .85% annually for expense risks assumed. (See the Contract Schedule Pages). No mortality and expense risk charge is deducted from the GIA. If the percentage charges prove insufficient to cover actual insurance underwriting costs and excess administrative costs, then the loss will be borne by PHL Variable; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to PHL Variable. Any such profit may be used, as a part of PHL Variable's General Account assets, to meet sales expenses, if any, which are in excess of sales commission revenue generated from any sales charges. PHL Variable has concluded that there is a reasonable likelihood that the distribution financing arrangement being used in connection with the Contract will benefit the Account and the Contract Owners.


CHARGES FOR ADMINISTRATIVE SERVICES

    PHL Variable is responsible for administering the Contract. In this connection, PHL Variable, among other things, maintains an account for each Owner and Annuitant, makes all disbursements of benefits, furnishes administrative and clerical services for each Contract, makes disbursements to pay obligations chargeable to the Account, maintains the accounts, records and other documents relating to the business of the Account required by regulatory authorities, causes the maintenance of the registration and qualification of the Account under laws administered by the Securities and Exchange Commission, prepares and distributes notices and reports to Owners, and the like. PHL Variable also reimburses Phoenix Equity Planning Corporation for any expenses incurred by it as "principal underwriter."

    To cover its fixed cost of administration, such as preparation of billings and statements of account, PHL Variable generally charges each Contract $35 each year prior to the Contract's Maturity Date. A reduced charge may apply. This cost-based charge is deducted from each Subaccount and the GIA holding the assets of the Owner or on a pro rata basis from two or more Subaccounts or the GIA in relation to their values under the Contract, and is not subject to increase but may be subject to decrease. This charge is deducted on the Contract anniversary date for services rendered since the preceding Contract anniversary date. Upon surrender of a Contract, applicable, the entire annual administrative charge of $35 is deducted regardless of when the surrender occurs.

    If the Owner elects Payment Options I, J, K, M or N, the annual administrative charge after the Maturity Date will be deducted from each annuity payment in equal amounts.


    PHL Variable may reduce the annual administrative charges for Contracts issued under tax-qualified plans other than IRAs and group or sponsored arrangements such as Internal Revenue Code Section 403(b) or 457 Plans. Generally, administrative costs per Contract vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which the Contracts are purchased and other factors. The amounts of reductions will be considered on a case-by-case basis but will be applied in a uniform, nondiscriminatory manner that reflects the reduced administrative costs expected as a result of sales to a particular group or sponsored arrangement.


    PHL Variable also charges each Subaccount available through a Contract the daily equivalent of 0.125% on an annual basis of the accumulated value of the Subaccount to cover its variable costs of administration (such as printing and distribution of materials pertaining to Contract Owner meetings). This cost-based fee is not deducted from the GIA.


    No sales or annual administrative charges will be deducted for Contracts sold to registered representatives of the principal underwriter or to officers, directors and employees of PHL Variable or its affiliates and their spouses; or to employees or agents who retire from PHL Variable or its affiliates or Phoenix Equity Planning Corporation, or its affiliates or to registered representatives of broker/dealers with whom Phoenix Equity Planning Corporation has selling agreements, regardless as to their state of residence.

OTHER CHARGES
    As compensation for investment management services, the Advisers are entitled to a fee, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each Series as summarized in the table below:

                        PHOENIX INVESTMENT COUNSEL, INC.
                        --------------------------------

                                                         RATE FOR
                       RATE FOR FIRST   RATE FOR NEXT   EXCESS OVER
SERIES                  $250,000,000    $250,000,000    $500,000,000
------                  ------------    ------------    ------------
Money Market........         .40%           .35%           .30%
Multi-Sector........         .50%           .45%           .40%
Balanced............         .55%           .50%           .45%
Allocation..........         .60%           .55%           .50%
Growth..............         .70%           .65%           .60%
International.......         .75%           .70%           .65%
Theme...............         .75%           .70%           .65%


                  PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
                  --------------------------------------------
SERIES
------
Asia...............         1.00%


                         PHOENIX REALTY SECURITIES, INC.
                         -------------------------------
                                                          RATE FOR
                      RATE FOR FIRST   RATE FOR NEXT     EXCESS OVER
SERIES                $1,000,000,000   $1,000,000,000   $2,000,000,000
------                --------------   --------------   --------------
Real Estate........          .75%           .70%            .65%

                          WANGER ASSET MANAGEMENT, L.P.
                          -----------------------------
                                                        RATE FOR
                      RATE FOR FIRST   RATE FOR NEXT   EXCESS OVER
SERIES                 $100,000,000    $150,000,000    $250,000,000
------                 ------------    ------------    ------------
U.S. Small Cap....          1.00%           .95%           .90%
International
Small Cap.........          1.30%          1.20%          1.10%


                       TEMPLETON INVESTMENT COUNSEL, INC.
                       ----------------------------------
                                         RATE FOR          RATE FOR
                        RATE UP TO    $200,000,000 UP     EXCESS OVER
SERIES                 $200,000,000   TO $1,300,000,00   $1,300,000,000
------                 ------------   ----------------   --------------
Stock.............           .75%           .65%              .60%
TPT Allocation....           .65%           .585%             .52%
TPT International.           .75%           .65%              .60%


                        TEMPLETON ASSET MANAGEMENT, LTD.
                        --------------------------------
SERIES
------
TPT Dev. Mkts.....          1.25%

    The TPT Stock, TPT Asset Allocation, TPT International and TPT Dev. Mkts. Series are subject to a Distribution Plan under which the Series may pay distributors, the insurance company or others for activities primarily intended to sell contracts offering these Series. Payments under the Plan may not exceed
 .25% per year of each Series' average daily net assets.

    Each Series pays a portion or all of its other operating expenses other than the management fees: the Growth, Multi-Sector, Allocation, Money Market and Balanced Series will pay up to .15%; the Real Estate, Theme and Asia Series will pay up to .25%; the International Series will pay up to .40%; the U.S. Small Cap Series will pay up to .50%; and the International Small Cap Series will pay up to .60% of its average net assets annually. Any amounts in excess are reimbursed by the Adviser for the Series and/or PHL Variable. In the absence of such reimbursements, the total operating expenses as a percentage of the average net assets of each of the foregoing Series, as of December 31, 1996, are: .72%,
 .67%, .70%, .55%, .68%, 1.43%, 1.28%, 2.87%, 1.04%, 1.21% and 1.79%,
respectively.


    These Fund charges and other expenses are described more fully in the accompanying Fund prospectuses.


THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------

ACCUMULATION UNITS

    Initial purchase payments will be applied within two days if the application for a Contract is complete. If an incomplete application is completed within five business days of receipt by VPMO, the initial purchase payment will be applied within two days of the completion of the application. In the event that VPO does not accept the application within five business days or if an order form is not completed within five business days of receipt by VPMO, then the purchase payment will be immediately returned. If the GIA is chosen, additional purchase payments are deposited on the date of receipt of such purchase payment at VPMO. If one or more of the Subaccounts is chosen, additional purchase payments are applied to the purchase of Accumulation Units of the Subaccount(s) chosen, at the value of such Units next determined after the receipt of such purchase payment at VPMO. The number of Accumulation Units of a Subaccount purchased with a specific purchase payment will be determined by dividing the applied purchase payment by the value of an Accumulation Unit in that Subaccount next determined after receipt of the purchase payment. The value of the Accumulation Units of a Subaccount will vary depending upon the investment performance of the applicable Series of the Funds, the expenses charged against the Fund and the charges and deductions made against the Subaccount.


ACCUMULATION UNIT VALUES

    At any date prior to the Maturity Date of the Contract, the total value of the Accumulation Units in a Subaccount which has been credited under a Contract can be computed by multiplying the number of such Units by the appropriate value of an Accumulation Unit in effect for such date. The value of an Accumulation Unit on a day other than a Valuation Date is the value of the Accumulation Unit on the next Valuation Date. The number of Accumulation Units in each Subaccount credited under each Contract and their current value will be reported to the Owner at least annually.


TRANSFERS

    A Contract Owner may, at any time but no later than 30 days prior to the Maturity Date of a Contract, elect to transfer all or any part of the Contract Value among one or more Subaccounts or the GIA. Any such transfer from a Subaccount will result in the redemption of Accumulation Units and, if another Subaccount is selected, in the purchase of Accumulation Units on the basis of the respective values next determined after the receipt by VPMO of written notice of election in a form satisfactory to PHL Variable. A transfer among Subaccounts or the GIA does not automatically change the payment allocation schedule of a contract.

    A Contract Owner also may request transfers and changes in payment allocations among available Subaccounts or the GIA by calling VPO at 800-447-4312 between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Unless the Contract Owner elects in writing not to authorize telephone transfers or allocation changes, telephone transfer orders and allocation changes also will be accepted on behalf of the Contract Owner from his or her registered representative. PHL Variable and Phoenix Equity Planning Corporation ("PEPCO") will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers and allocation changes will be confirmed in writing to the Contract Owner. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, PHL Variable and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, the Contract Owner would bear the risk of loss resulting from instructions entered by an unauthorized third party that PHL Variable and PEPCO reasonably believe to be genuine. These telephone privileges may be modified or terminated at any time and during times of extreme market volatility, may be difficult to exercise. In such cases a Contract Owner should submit a written request.

    A Contract Owner also may elect to transfer funds automatically among the Subaccounts or the GIA on a monthly, quarterly, semi-annual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this Systematic Transfer Program, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semi-annually or $300 annually. A Contract Owner must have an initial value of $2,000 in the GIA or the Subaccount that funds will be transferred from (sending Subaccount), and if the value in that Subaccount or the GIA drops below the elected transfer amount, the entire remaining balance will be transferred and no more systematic transfers will be processed. Funds may be transferred from only one sending Subaccount or the GIA, but may be allocated to multiple receiving Subaccounts. Under the Systematic Transfer Program, Contract Owners may transfer approximately equal amounts from the GIA over a minimum 18-month period.

    Upon completion of the Systematic Transfer Program, the Contract Owner must notify VPO at (800) 447-4312 or in writing to VPMO to implement another Systematic Transfer Program.


    All transfers under the Systematic Transfer Program will be executed on the basis of the respective values as of the first of the month rather than on the basis of the respective values next determined after receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.


    Unless PHL Variable agrees otherwise or the Systematic Transfer Program has been elected, a Contract Owner may make only one transfer per Contract year from the GIA. Non-systematic transfers from the GIA will be effectuated on the date of receipt by VPMO except as otherwise may be requested by the Contract Owner. For non-systematic transfers, the amount that may be transferred from the GIA at any one time cannot exceed the greater of $1,000 or 25% of the Contract Value in the GIA at the time of transfer.


    PHL Variable reserves the right not to accept transfer instructions from registered representatives acting under powers of attorney for multiple Contract Owners unless the registered representative's broker-dealer and PHL Variable have entered into a third party transfer service agreement.


    No sales charge will be assessed when a transfer is made. The date a payment was credited for the purpose of calculating the sales charge will remain the same notwithstanding the transfer. Currently, there is no charge for transfers; however, PHL Variable reserves the right to charge a transfer fee of $10.00 per transfer after the first two in each Contract year to defray administrative costs. Currently, unlimited transfers are permitted; however, PHL Variable reserves the right to limit the number of transfers made during each Contract year a Contract is in existence. When the temporary Money Market Allocation Amendment has been elected, no transfers may be made until the end of the free look period (see "Free Look Period"). However, Contract Owners will be permitted at least six transfers during each Contract year. THERE ARE ADDITIONAL RESTRICTIONS ON TRANSFERS FROM THE GIA AS DESCRIBED ABOVE AND IN APPENDIX A.

    PHL Variable reserves the right to limit the number of Subaccounts you may elect to a total of 18 at any one time and/or over the life of the Contract unless required to be less to comply with changes in federal and/or state regulation, including tax, securities and insurance law. As of the date of this Prospectus, this limitation has no effect because fewer Subaccounts are offered.


SURRENDER OF CONTRACT; PARTIAL WITHDRAWALS

    If the Annuitant is living, amounts held under the Contract may be withdrawn in whole or in part prior to the Maturity Date, or after the Maturity Date under Annuity Options K or L. Prior to the Maturity Date, the Contract Owner may withdraw up to 10% of the Contract Value in a Contract year, either in a lump sum or by multiple scheduled or unscheduled partial surrenders, without the imposition of a sales charge. During the first Contract year, the 10% withdrawal without a sales charge is available only on Contracts issued on or after May 1, 1996 and will be determined based on the Contract Value at the time of the first partial withdrawal. In all subsequent years, the 10% will be based on the previous Contract anniversary value. A signed written request for withdrawal must be sent to VPMO. If the Contract Owner has not yet reached age 59 1/2, a 10% penalty tax may apply on taxable income withdrawn. (See "Federal Income Taxes.") The appropriate number of Accumulation Units of a Subaccount will be redeemed at their value next determined after the receipt by VPMO of a written notice in a form satisfactory to PHL Variable. Unless the Owner designates otherwise, Accumulation Units redeemed in a partial withdrawal will be redeemed in each Subaccount in the same proportion as the value of the Accumulation
Units of the Contract is then allocated among the Subaccounts. Also, Contract Values in the GIA will be withdrawn in a partial withdrawal in the same proportion as the Contract Value is then allocated to the GIA, unless the Owner designates otherwise. The redemption value of Accumulation Units may be more or less than the purchase payments applied under the Contract to purchase the Accumulation Units, depending upon the investment performance in each Subaccount. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances (see "Deferment of Payment"). There may be adverse tax consequences to certain surrenders and partial withdrawals (see "Surrenders or Withdrawals Prior to the Contract Maturity Date"). Certain restrictions on redemptions are imposed on Contracts used in connection with Internal Revenue Code Section 403(b) plans (see "Qualified Plans"; "Tax Sheltered Annuities"). A deduction for sales charges may be imposed on partial withdrawals from, and complete surrender of, a Contract (see "Sales Charges"). Any sales charge is imposed on a first-in, first-out basis.

    Any request for a withdrawal from, or complete surrender of, a Contract should be mailed to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027.


LAPSE OF CONTRACT

    If on any Valuation Date the Contract Value is zero, or the premium tax reimbursement due on surrender or partial withdrawal is greater than or equal to the Contract Value, unless any Contract Value has been applied under one of the variable payment options, the Contract will immediately terminate and lapse without value. Within 30 days after this Valuation Date, PHL Variable will notify the Contract Owner in writing that the Contract has lapsed.


PAYMENT UPON DEATH BEFORE MATURITY DATE
    If the Owner/Annuitant dies before the Contract Maturity Date, the death benefit will be paid under the Contract to the Owner/Annuitant's beneficiary. If the Owner and the Annuitant are not the same and the Annuitant dies prior to the Maturity Date, the contingent Annuitant becomes the Annuitant. If there is no contingent Annuitant, the death benefit will be paid to the Annuitant's beneficiary. Upon the death of the Annuitant or an Owner/Annuitant who has not yet attained age 85, the death benefit (less any deferred premium tax) is calculated according to the following method:

    1. Death occuring in the first Contract Year -- the greater of:

       a.  100% of purchase payments, less any withdrawals; or


       b. the Contract Value next determined following receipt of a certified copy of the death certificate at VPMO.


    2. Death occuring in the second Contract Year or any subsequent Contract Year -- the greater of:

       a. the death benefit at the end of the previous Contract Year, plus 100% of purchase payments, less any withdrawals made since that date; or


       b. the Contract Value next determined following receipt of a certified copy of the death certificate at VPMO.

    After the Annuitant's age 85, the death benefit (less any deferred premium tax) equals the Contract Value (no surrender charge is imposed) next determined following receipt of a certified copy of the death certificate at VPMO.


    Upon the death of an Owner who is not the Annuitant, provided that there is no surviving joint Owner, the death proceeds will be paid to the Owner's Beneficiary. The amount of death benefit payable is equal to the greater of:

       a.  100% of purchase payments, less withdrawals; or


       b. the Contract Value next determined following receipt of a certified copy of the death certificate at VPMO.


    If the Owner or Owner/Annuitant's beneficiary elects to defer payment of the death proceeds for a period longer than one Contract Year, the death proceeds that will be payable upon distribution is equal to the greater of:

       a.  100% of purchase payments, less withdrawals; or


       b. the Contract Value next determined following written authorization for distribution and; receipt of a certified copy of the death certificate at VPMO.

    Payments will be made in a single sum to the beneficiary designated by the Owner prior to the Annuitant's death unless an optional method of settlement had been elected by the Owner. If an optional method of settlement had not been elected by the Owner, the beneficiary may elect an optional method of settlement in lieu of a single sum. No deduction is made for sales or other expenses upon such election (see "Sales Charges"). Notwithstanding the foregoing, if the amount to be paid is less than $2,000, it will be paid in a single sum (see "Annuity Options"). Depending upon state law, the payment to the beneficiary may avoid probate and the death benefit may be reduced by any premium tax due (see "Premium Tax"). See also "Distribution at Death" under Federal Income Taxes.



THE ANNUITY PERIOD
--------------------------------------------------------------------------------

VARIABLE ACCUMULATION ANNUITY CONTRACTS

    Annuity payments will commence on the Contract's Maturity Date if the Annuitant is then living and the Contract is then in force. On the Maturity Date and thereafter, investment in the Account is continued unless a Fixed Payment Annuity is elected. No sales charge is taken. Each Contract will provide, at the time of its issuance, for a Variable Payment Life Annuity with 10 Year Period Certain unless a different annuity option is elected by the Owner (see "Annuity Options"). Under a Variable Payment Life Annuity with 10 Year Period Certain, annuity payments, which may vary in amount based on the performance of the Subaccount selected, are made monthly for life and, if the Annuitant dies within ten years after the Maturity Date, the Annuitant's beneficiary will be paid the payments remaining in the 10-year period. A different form of annuity may be elected by the Owner prior to the Maturity Date. Once annuity payments have commenced, the Annuity Option may not be changed.


    If the amount to be applied on the Maturity Date is less than $2,000, PHL Variable may pay such amount in one lump sum in lieu of providing an annuity. If the initial monthly annuity payment under an Annuity Option would be less than $20, PHL Variable may also make a single sum payment equal to the total Contract Value on the date the initial payment would be payable, in place of all other benefits provided by the Contract, or, make periodic payments quarterly, semi-annually or annually in place of monthly payments.


    Each Contract specifies a provisional Maturity Date at the time of its issuance. The Owner may subsequently elect a different Maturity Date. The Maturity Date shall not be earlier than the fifth Contract anniversary or later than the Contract anniversary nearest the Annuitant's 95th birthday unless the Contract is issued in connection with certain qualified plans. Generally under qualified plans, the Maturity Date must be such that distributions begin no later than April 1st of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2; or (b) the calendar year in which employee retires. The date set forth in (b) does not apply to an IRA.

    The Maturity Date election shall be made by written notice and must be received by VPMO 30 days before the provisional Maturity Date. If a Maturity Date, which is different from the provisional Maturity Date of the Contract, is not elected by the Owner, the provisional Maturity Date becomes the Maturity Date. Particular care should be taken in electing the Maturity Date of a Contract issued under a Tax Sheltered Annuity (TSA), a Keogh Plan or an IRA plan. (See "Tax Sheltered Annuities," "Keogh Plans" and "Individual
Retirement Accounts.")


ANNUITY OPTIONS
    Unless an alternative annuity payment option is elected on or before the Maturity Date, the amounts held under a Contract on the Maturity Date automatically will be applied to provide a 10-year period certain variable payment monthly life annuity based on the life of the Annuitant under Option I described below. Any annuity payments falling due after the death of the Annuitant during the period certain

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will be paid to the Annuitant's beneficiary. Each annuity payment will be based upon the value of the Annuity Units credited to the Contract. The number of Annuity Units in each Subaccount to be credited is based on the value of the Accumulation Units in that Subaccount and the applicable annuity purchase rate. The purchase rate differs according to the payment option selected and the age of the Annuitant. The value of the Annuity Units will vary with the investment performance of each Subaccount to which Annuity Units are credited based on an assumed investment return of 4 1/2% per year. This rate is a fulcrum return around which variable annuity payments will vary to reflect whether actual investment experience of the Subaccount is better or worse than the assumed investment return. The assumed investment return and the calculation of variable income payments for such 10-year period certain variable payment life annuity and for Options J and K described below are described in more detail in the Contract and in the Statement of Additional Information.

    In lieu of the 10-year period certain variable payment life annuity (see "Option I--Variable Payment Life Annuity with 10 Year Period Certain"), the Owner may, by written request received by VPMO on or before the Maturity Date of the Contract, elect any of the other annuity payment options described below. No surrender charge will be assessed under any annuity option, unless unscheduled withdrawals are made under Annuity Options K or L.

    The level of annuity payments payable under the following options is based upon the option selected and, depending on the option chosen, such factors as the age at which payments begin, the form of annuity, annuity purchase rates, assumed investment return (for variable payment annuities) and the frequency of payments.

    PHL Variable deducts a daily charge for mortality and expense risks and a daily administrative fee from Contract Values held in the Subaccounts (see "Charges For Mortality and Expense Risks"). Therefore, electing Option K will result in a deduction being made even though PHL Variable assumes no mortality risk under that option.


    OPTION A--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN

    Provides a monthly income for the life of the Annuitant. In the event of death of the Annuitant, the annuity income will be paid to the beneficiary until the end of the specified period certain. For example, a 10-year period certain will provide a total of 120 monthly payments. The certain period may be 5, 10 or 20 years.


    OPTION B--NON-REFUND LIFE ANNUITY
    Provides a monthly income for the lifetime of the Annuitant. No income is payable after the death of the Annuitant.

    OPTION C--DISCONTINUED

    OPTION D--JOINT AND SURVIVOR LIFE ANNUITY
    Provides a monthly income for the lifetimes of both the Annuitant and a joint annuitant as long as either is living. In the event of the death of the Annuitant or joint annuitant, the annuity income will continue for the life of the survivor. The amount to be continued to the survivor is 100% of the amount of the joint annuity payment, as elected at the time the annuity option is chosen. No income is payable after the death of the survivor annuitant.

    Under Option D, the joint annuitant must be named at the time the option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the Contract.

    OPTION E--INSTALLMENT REFUND LIFE ANNUITY
    Provides a monthly income for the life of the Annuitant. In the event of the Annuitant's death, the annuity income will continue to the Annuitant's beneficiary until the amount applied to purchase the annuity has been distributed.

    OPTION F--JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEAR PERIOD CERTAIN Provides a monthly income for the lifetime of both the Annuitant and a joint annuitant as long as either is living. In the event of the death of the Annuitant or joint annuitant, the annuity income will continue to the survivor. If the survivor dies prior to the end of the 10-year period, the annuity income will continue to the named beneficiary until the end of the 10-year period certain.

    Under Option F, the joint annuitant must be named at the time the option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the Contract.

    OPTION G--PAYMENTS FOR SPECIFIED PERIOD
    Provides equal income installments for a specified period of years whether the Annuitant lives or dies. Any specified whole number of years from 5 to 30 years may be elected.

    OPTION H--PAYMENTS OF SPECIFIED AMOUNT
    Provides equal installments of a specified amount over a period of at least five years. The specified amount may not be greater than the total annuity amount divided by five annual installment payments. If the Annuitant dies prior to the end of the elected period certain, annuity payments will continue to the Annuitant's beneficiary until the end of the elected period certain.

    OPTION I--VARIABLE PAYMENT LIFE ANNUITY WITH 10 YEAR PERIOD CERTAIN

    Unless another annuity option has been elected, this option will automatically apply to any Contract proceeds payable on the Maturity Date. It provides a variable payout monthly annuity based on the life of the Annuitant. In the event of the death of the Annuitant, the annuity payments are made to the Annuitant's beneficiary until the end of the 10-year period. The 10-year period provides a total of 120 monthly payments. Payments will vary as to dollar amount, based on the investment experience of the Subaccounts to which proceeds are applied.


    OPTION J--JOINT SURVIVOR VARIABLE PAYMENT LIFE ANNUITY WITH
    10 YEAR PERIOD CERTAIN

    Provides a variable payout monthly annuity while the Annuitant and the designated joint annuitant are living and continues thereafter during the lifetime of the survivor or, if later, until the end of a 10-year period certain. Payments will vary as to dollar amount, based on the investment experience of the Subaccounts to which proceeds are applied. The joint annuitant must be named at the time the option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the Contract. This option is not available for payment of any death benefit under the Contract.


    OPTION K--VARIABLE PAYMENT ANNUITY FOR A SPECIFIED PERIOD
    Provides variable payout monthly income installments for a specified period of time, whether the Annuitant lives or dies. The period certain specified must be in whole numbers of years from 5 to 30. However, the period certain selected by the beneficiary of any death benefit under the Contract may not extend beyond the life expectancy of such beneficiary. A Contract Owner may request

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unscheduled withdrawals representing part or all of the remaining Contract
Value less any applicable contingent deferred sales charge at any time.


    OPTION L--VARIABLE PAYMENT LIFE EXPECTANCY ANNUITY

    Provides a variable payout monthly income payable over the Annuitant's annually recalculated life expectancy or the annually recalculated life expectancy of the Annuitant and joint annuitant. A Contract Owner may request unscheduled withdrawals representing part or all of the remaining Contract Value less any applicable contingent deferred sales charge at anytime. Upon the death of the Annuitant (and joint annuitant, if there is a joint annuitant), the remaining Contract Value will be paid in a lump sum to the Annuitant's beneficiary.


    OPTION M--UNIT REFUND VARIABLE PAYMENT LIFE ANNUITY
    Provides variable monthly payments as long as the Annuitant lives. If the Annuitant dies, the Annuitant's beneficiary will receive the value of the remaining Annuity Units in a lump sum.

    OPTION N--VARIABLE PAYMENT NON-REFUND LIFE ANNUITY

    Provides a variable monthly income for the life of the Annuitant. No income or payment to a beneficiary is paid after the death of the Annuitant.

    OTHER OPTIONS AND RATES

    PHL Variable may offer other annuity options at the Maturity Date of a Contract. In addition, in the event that current settlement rates for Contracts are more favorable than the applicable rates guaranteed under the Contract, the current settlement rates shall be used in determining the amount of any annuity payment under the Annuity Options above.

    OTHER CONDITIONS

    Federal income tax requirements currently applicable to most qualified plans provide that the period of years guaranteed under joint and survivorship annuities with specified periods certain (see "Option F" and "Option J" above) cannot be any greater than the joint life expectancies of the payee and his or her spouse.


    Federal income tax requirements also provide that participants in qualified plans or IRAs must begin minimum distributions by April 1 of the year following the year in which they attain age 70 1/2. The distributions must be such that the full amount in the contract will be distributed over a period not greater than the participant's life expectancy, or the combined life expectancy of the participant and his or her spouse or designated beneficiary. Distributions made under this method are generally referred to as Life Expectancy Distributions
(LEDs). An LED program is available to participants in qualified plans or IRAs. Requests to elect this program must be made in writing.

    Under the LED program, regardless of Contract Year, amounts up to the required minimum distribution may be withdrawn without a deduction for sales charges, even if the minimum distribution exceeds the 10% allowable amount (see "Sales Charges"). Also, any amounts withdrawn that have not been held under a Contract for at least six years and are in excess of the greater of the minimum distribution and the 10% free available amount will be subject to any applicable sales charge.

    If the initial monthly annuity payment under an Annuity Option would be less than $20, PHL Variable may make a single sum payment equal to the Contract Value on the date the initial payment would be payable, in place of all other benefits provided by the Contract, or, may make periodic payments quarterly, semi-annually or annually in place of monthly payments.

PAYMENT UPON DEATH AFTER MATURITY DATE
    If an Owner who also is the Annuitant dies on or after the Maturity Date, except as may otherwise be provided under any supplementary contract between the Owner and PHL Variable, PHL Variable will pay to the Owner/Annuitant's beneficiary any annuity payments due during any applicable period certain under the Annuity Option in effect on the Annuitant's death. If the Annuitant who is not the Owner dies on or after the Maturity Date, PHL Variable will pay any remaining annuity payments to the Annuitant's beneficiary according to the payment option in effect at the time of the Annuitant's death. If an Owner who is not the Annuitant dies on or after the Maturity Date, PHL Variable will pay any remaining annuity payments to the Owner's beneficiary according to the payment option in effect at the time of the Owner's death.


VARIABLE ACCOUNT VALUATION PROCEDURES
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    VALUATION DATE--A Valuation Date is every day the New York Stock Exchange is open for trading and PHL Variable is open for business. The New York Stock Exchange is scheduled to be closed for trading on the following days: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Board of Directors of the Exchange reserves the right to change this schedule as conditions warrant. On each Valuation Date, the value of the Separate Account is determined at the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time).


    VALUATION PERIOD--Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.


    ACCUMULATION UNIT VALUE--The value of one Accumulation Unit was set at $1.0000 on the date assets were first allocated to each Subaccount. The value of one Accumulation Unit on any subsequent Valuation Date is determined by multiplying the immediately preceding Accumulation Unit Value by the applicable Net Investment Factor for the Valuation Period ending on such Valuation Date.

    NET INVESTMENT FACTOR--The Net Investment Factor for any Valuation Period is equal to 1.000000 plus the applicable net investment rate for such Valuation Period. A Net Investment Factor may be more or less than 1.000000. To determine the net investment rate for any Valuation Period for the Funds allocated to each Subaccount, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, of the Subaccount for such Valuation Period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes and the deductions at the beginning of the Valuation Period for mortality and expense risk charges and daily administration fee, and (c) the results of (a) as adjusted by (b) are divided by the aggregate Unit Values in the Subaccount at the beginning of the Valuation Period.


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MISCELLANEOUS PROVISIONS
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ASSIGNMENT

    Owners of Contracts issued in connection with non-tax qualified plans may assign their interest in the Contract without the consent of the beneficiary. A written notice of such assignment must be filed with VPMO before it will be honored.


    A pledge or assignment of a Contract is treated as payment received on account of a partial surrender of a Contract. (See "Surrenders or Withdrawals Prior to the Contract Maturity Date.")

    In order to qualify for favorable tax treatment, Contracts issued in connection with tax qualified plans may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than PHL Variable.


    DEFERMENT OF PAYMENT

    Payment of the Contract Value in a single sum upon a withdrawal from, or complete surrender of, a Contract will ordinarily be made within seven days after receipt of the written request by VPMO. However, payment of the value of any Accumulation Units may be postponed at times (a) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, (b) when trading on the Exchange is restricted, (c) when an emergency exists as a result of which disposal of securities in the Fund is not reasonably practicable or it is not reasonably practicable to determine the Contract Value or (d) when a governmental body having jurisdiction by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether conditions described in (b), (c) or (d) exist.


FREE LOOK PERIOD

    PHL Variable may mail the Contract to the Owner or it may be delivered in person. An Owner may surrender a Contract for any reason within 10 days after its receipt and receive in cash the adjusted value of the initial purchase payment. (A longer free look period may be provided in the Contract Owner's state.) The Owner may receive more or less than the initial payment depending on investment experience within the Subaccount during the free look period, unless the Contract was issued with a Temporary Money Market Allocation Amendment, in which case the initial purchase payment will be refunded.

    If the Contract Owner elected on the application to have the Temporary Money Market Allocation Amendment issued with the Contract, or resides in a state that requires the Contract to be issued with the Temporary Money Market Allocation Amendment, PHL Variable temporarily allocates the initial purchase payment to the Money Market Subaccount. Under this Amendment, if the Contract Owner surrenders the Contract during the Free Look Period, the initial purchase payment is refunded. At the expiration of the Free Look Period, the value of the Accumulation Units held in the Money Market Subaccount is allocated among the available Subaccounts of the Account or the GIA in accordance with the Contract Owner's allocation instructions on the application.

    If the initial purchase payment, or any portion thereof, was allocated to the GIA, that payment (or portion) and any earned interest is refunded.


AMENDMENTS TO CONTRACTS
    Contracts may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes. Changes in the Contract may need to be approved by Contract Owners and state insurance departments. A change in the Contract which necessitates a corresponding change in the Prospectus or the Statement of Additional Information must be filed with the SEC.

SUBSTITUTION OF FUND SHARES
    Although PHL Variable believes it to be highly unlikely, it is possible that in the judgment of its management, one or more of the Series of the Funds may become unsuitable for investment by Contract Owners because of a change in investment policy, or a change in the tax laws, or because the shares are no longer available for investment. In that event, PHL Variable may seek to substitute the shares of another Series or the shares of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required.

OWNERSHIP OF THE CONTRACT
    Ordinarily, the purchaser of a Contract is both the Owner and the Annuitant and is entitled to exercise all the rights under the Contract. However, the Owner may be an individual or entity other than the Annuitant. Spouses may own a Contract as joint Owners. Transfer of the ownership of a Contract may involve federal income tax consequences, and a qualified adviser should be consulted before any such transfer is attempted.


FEDERAL INCOME TAXES
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INTRODUCTION

    The Contracts are designed for use with retirement plans which may or may not be tax-qualified plans ("Qualified Plans") under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments and on the economic benefits of the Contract Owner, Annuitant or beneficiary depends on PHL Variable's tax status, on the type of retirement plan for which the Contract is purchased, and upon the tax and employment status of the individual concerned.

    The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any estate or inheritance taxes or any applicable state, local or other tax laws. Moreover, the discussion is based upon PHL Variable's understanding of the federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the "Service"). PHL Variable does not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as "annuity contracts" under federal income tax laws. For a discussion of federal income taxes as they relate to the Funds, please see the accompanying prospectuses for the Funds.


TAX STATUS

    PHL Variable is taxed as a life insurance company under Part 1 of Subchapter L of the Code. Since the Account is not a separate entity


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from PHL Variable and its operations form a part of PHL Variable, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the Contract Value. Under existing federal income tax law, the Account's investment income, including realized net capital gains, is not taxed to PHL Variable. PHL Variable reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.


TAXATION OF ANNUITIES IN GENERAL--NON-QUALIFIED PLANS
    Section 72 of the Code governs taxation of annuities. In general, a Contract Owner is not taxed on increases in value of the Units held under a Contract until some form of distribution is made under the Contract. However, in certain cases the increase in value may be subject to tax currently. In the case of Contracts not owned by natural persons, see "Contracts Owned by Non-Natural Persons." In the case of Contracts not meeting the diversification requirements, see "Diversification Standards."

    1.  SURRENDERS OR WITHDRAWALS PRIOR TO THE CONTRACT
        MATURITY DATE.

        Code Section 72 provides that a total or partial surrender from a Contract prior to the Contract Maturity Date will be treated as taxable income to the extent the amounts held under the Contract exceed the "investment in the Contract." The "investment in the Contract" is that portion, if any, of purchase payments (premiums paid) by or on behalf of an individual under a Contract that is not excluded from the individual's gross income. However, under certain types of Qualified Plans there may be no investment in the Contract within the meaning of Code Section 72, so that the total amount of all payments received will be taxable. The taxable portion is taxed as ordinary income in an amount equal to the value of the Contract or portion thereof that is pledged or assigned. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial surrender of a Contract.


    2.  SURRENDERS OR WITHDRAWALS ON OR AFTER THE CONTRACT
        MATURITY DATE.

        Upon receipt of a lump sum payment under the Contract, the recipient is taxed on the portion of the payment that exceeds the investment in the Contract. Ordinarily, such taxable portion is taxed as ordinary income. Under certain circumstances, the proceeds of a surrender of a Contract may qualify for "lump sum distribution" treatment under Qualified Plans. See your tax adviser if you think you may qualify for "lump sum distribution" treatment. The five year averaging rule for lump sum distribution has been repealed for tax years beginning after 1999.

        For fixed annuity payments, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable annuity payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income. Once the excludable portion of annuity payments equals the investment in the Contract, the balance of the annuity payments will be fully taxable. For certain types of qualified plans, there may be no investment in the Contract resulting in the full amount of the payments be taxable. A simplified method of determining the exclusion ratio is effective with respect to qualified plan annuities starting after November 18, 1996.


        Withholding of federal income taxes on all distributions may be required unless the recipient elects not to have any amounts withheld and properly notifies Variable Products Operations of that election.

    3.  PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS.

        With respect to amounts surrendered or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the Contract Owner (or where the Contract Owner is not an individual, the death of the "Primary Annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code
    Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (iv) from certain qualified plans (such distributions may, however, be subject to a similar penalty under Code Section 72(t) relating to distributions from qualified retirement plans and to a special penalty of 25% applicable specifically to SIMPLE IRAs); (v) allocable to investment in the contract before August 14, 1982; (vi) under a qualified funding asset (as defined in Code Section 130(d)); (vii) under an immediate annuity contract (as defined in Code
    Section 72(u)(4)); or (viii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.


        If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year when the modification occurs will be increased by an amount (determined by the Treasury regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, but only if the modification takes place: (a) before the close of the period which is 5 years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.


        Separate tax withdrawal penalties apply to Qualified Contracts. (See "Penalty Fax on Surrenders and Withdrawals from Qualified Contracts.")

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ADDITIONAL CONSIDERATIONS
    1.  DISTRIBUTION-AT-DEATH RULES.

        In order to be treated as an annuity contract for federal income tax purposes, a Contract must provide the following two distribution rules: (a) if the Contract Owner dies on or after the Contract Maturity Date, and before the entire interest in the Contract has been distributed, the remainder of the Contract Owner's interest will be distributed at least as quickly as the method in effect on the Contract Owner's death; and (b) if a Contract Owner dies before the Contract Maturity Date, the Contract Owner's entire interest generally must be distributed within five (5) years after the date of death, or if payable to a designated beneficiary may be annuitized over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary, and must commence within one
    (1) year after the Contract Owner's date of death. If the beneficiary is the spouse of the Contract Owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as Contract Owner. Similar distribution requirements apply to annuity contracts under Qualified Plans (other than Code Section 457 Plans). However, a number of restrictions, limitations and special rules apply to qualified plans and Contract Owners should consult with their tax adviser.


        If the Annuitant, who is not the Contract Owner, dies before the Maturity Date and there is no Contingent Annuitant, the Annuitant's beneficiary must elect within 60 days whether to receive the death benefit in a lump sum or in periodic payments commencing within one (1) year.


        If the Contract Owner is not an individual, the death of the primary Annuitant, is treated as the death of the Contract Owner. In addition, when the Contract Owner is not an individual, a change in the primary Annuitant is treated as the death of the Contract Owner. Finally, in the case of non-spousal joint Contract Owners the distribution will be required at the death of the first of the Contract Owners.

        If the Contract Owner or a Joint Contract Owner dies on or after the Maturity Date, the remaining payments, if any, under the Annuity Option selected will be made at least as rapidly as under the method of distribution in effect at the time of death.


    2.  TRANSFER OF ANNUITY CONTRACTS.
        Transfers of non-qualified Contracts prior to the Maturity Date for less than full and adequate consideration to the Contract Owner at the time of such transfer, will trigger tax on the gain in the Contract, with the transferee getting a step-up in basis for the amount included in the Contract Owner's income. This provision does not apply to transfers between spouses or incident to a divorce.

    3.  CONTRACTS OWNED BY NON-NATURAL PERSONS.

        If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in the net surrender value less the premium paid) is includable in income each year. The rule does not apply where the non-natural person is the nominal owner of a Contract and the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent, where the Contract is held under a qualified plan, a TSA program or an IRA, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity.


    4.  SECTION 1035 EXCHANGES.
        Code Section 1035 provides, in general, that no gain or loss shall be recognized on the exchange of one annuity contract for another. A replacement contract obtained in a tax-free exchange of contracts generally succeeds to the status of the surrendered contract. If the surrendered contract was issued prior to August 14, 1982, the tax rules that formerly provided that the surrender was taxable only to the extent the amount received exceeds the Contract Owner's investment in the Contract, will continue to apply. In contrast, Contracts issued on or after January 19, 1985, in a Code Section 1035 exchange, are treated as new Contracts for purposes of the distribution-at-death rules. Special rules and procedures apply to Code Section 1035 transactions. Prospective Contract Owners wishing to take advantage of Code Section 1035 should consult their tax advisers.

    5.  MULTIPLE CONTRACTS.
        Code Section 72(e)(11)(A)(ii) provides that for Contracts entered into after October 21, 1988, for purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all non-qualified deferred annuity contracts issued by the same insurer (or affiliate) to the same Contract Owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the Contract Maturity Date, such as a withdrawal, dividend or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

        The Treasury Department has specific authority to issue regulations that prevent the avoidance of Code Section 72(e) through the serial purchase of annuity contracts or otherwise. In addition, there may be situations where the Treasury may conclude that it would be appropriate to aggregate two or more contracts purchased by the same Contract Owner. Accordingly, a Contract Owner should consult a competent tax adviser before purchasing more than one Contract or other annuity contracts.

DIVERSIFICATION STANDARDS
    1.  DIVERSIFICATION REGULATIONS.

    To comply with the diversification regulations under Code Section 817(h) ("Diversification Regulations"), after a start-up period, each Series of the Funds will be required to diversify its investments. The Diversification Regulations generally require that, on the last day of each quarter of a calendar year no more than 55% of the value of the assets of the Funds are represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. A "look-through" rule applies to treat a pro rata portion of each asset of the Funds as an asset of the Account, and each Series of the Funds are tested for compliance with the percentage limitations. All securities of the same issuer are treated as a single investment. As a result of the 1988 Act, each

Government agency or instrumentality will be treated as a separate issuer for purposes of these limitations.


        The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Contract Owner control of the investments of the Account will cause the Contract Owner to be treated as the owner of the assets of the Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance. The amount of Contract Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Contract Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Contract Owner to be considered as the owner of the assets of the Account resulting in the imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

        In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Contract Owner being retroactively determined to be the owner of the assets of the Account.

        Due to the uncertainty in this area, PHL Variable reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.


        PHL Variable has represented that it intends to comply with the Diversification Regulations to assure that the Contracts continue to be treated as annuity contracts for federal income tax purposes.

    2.  DIVERSIFICATION REGULATIONS AND QUALIFIED PLANS.
        Code Section 817(h) applies to a variable annuity contract other than a pension plan contract. The Diversification Regulations reiterate that the diversification requirements do not apply to a pension plan contract. All of the Qualified Plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of Qualified Plan Contracts from application of the diversification rules, all investments of the PHL Variable Qualified Plan Contracts (i.e., the Funds) will be structured to comply with the diversification standards because the Funds serve as the investment vehicle for non-qualified Contracts as well as Qualified Plan Contracts.

QUALIFIED PLANS

    The Contracts may be used with several types of Qualified Plans. TSAs, Keoghs, IRAs, Corporate Pension and Profit-Sharing Plans and State Deferred Compensation Plans will be treated, for purposes of this discussion, as Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contracts with the various types of Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, PHL Variable will accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the Retirement Equity Act (REA). Consequently, a Contract Owner's beneficiary designation or elected payment option may not be enforceable.


    Effective January 1, 1993, Section 3405 of the Internal Revenue Code was amended to change the roll-over rules applicable to the taxable portions of distributions from qualified pension and profit-sharing plans and Section 403(b) TSA arrangements. Taxable distributions eligible to be rolled-over will generally be subject to 20 percent income tax withholding. Mandatory withholding can only be avoided if the employee arranges for a direct rollover to another qualified pension or profit-sharing plan or to an IRA.


    The new mandatory withholding rules apply to all taxable distributions from qualified plans or TSA's (not including IRAs), except (a) distributions required under the Code, (b) substantially equal distributions made over the life (or life expectancy) of the employee, or for a term certain of 10 years or more and
(c) the portion of distributions not includable in gross income (i.e., return of after tax contributions).

    On July 6, 1983, the Supreme Court dediced in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by PHL Variable in connection with certain Qualified Plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables also will be available for use in connection with certain non-qualified deferred compensation plans.

    Numerous changes have been made to the income tax rules governing Qualified Plans as a result of legislation enacted during the past several years, including rules with respect to: coverage, participation, maximum contributions, required distributions, penalty taxes on early or insufficient distributions and income tax withholding on distributions. The following are brief descriptions of the various types of Qualified Plans and of the use of the contracts in connection therewith.

    1.  TAX SHELTERED ANNUITIES.

        Code Section 403(b) permits public school systems and certain types of charitable, educational and scientific organizations, generally specified in Code Section 501(c)(3) to purchase annuity contracts on behalf of their employees and, subject to certain limitations, allows employees of those organizations to exclude the amount of purchase payments from gross income for federal income tax purposes. These annuity contracts are commonly referred to as "TSAs."

        For taxable years beginning after December 31, 1988, Code Section 403(b)(11) imposes certain restrictions on a Contract Owner's ability to make partial withdrawals from, or surrenders of,

    Code Section 403(b) Contracts, if the cash withdrawn is attributable to purchase payments made under a salary reduction agreement. Specifically, Code Section 403(b)(11) allows a Contract Owner to make a surrender or partial withdrawal only (a) when the employee attains age 59 1/2, separates from service, dies or becomes disabled (as defined in the Code), or (b) in the case of hardship. In the case of hardship, the amount distributable cannot include any income earned under the Contract.


        The 1988 Act amended the effective date of Code Section 403(b)(11), so that it applies only with respect to distributions from Code Section 403(b) Contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution restrictions do not apply to assets held as of December 31, 1988.


        In addition, in order for certain types of contributions under a Code
    Section 403(b) Contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. Contract Owners should consult their employers to determine whether the employer has complied with these rules. Contract Owner loans are not allowed under the Contracts.


    2.   KEOGH PLANS.

        The Self-Employed Individual Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish "Keoghs" or qualified plans for themselves and their employees. The tax consequences to participants under such a plan depend upon the terms of the plan. In addition, such plans are limited by law with respect to the maximum permissible contributions, distribution dates, nonforfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document must be adopted and implemented by the employer, as well as approved by the Internal Revenue Service.


    3.   INDIVIDUAL RETIREMENT ACCOUNTS.

        Code Section 408 permits eligible individuals to contribute to an individual retirement program known as an "IRA." These IRAs are subject to limitations on the amount which may be contributed, the persons who may be eligible and on the time when distributions may commence. In addition, distributions from certain other types of Qualified Plans may be placed on a tax-deferred basis into an IRA. Effective January 1, 1997, employers may establish a new type of IRA called SIMPLE (Savings Incentive Match Plan for Employees). Special rules apply to participants' contributions to and withdrawals from SIMPLE IRAs. Also effective January 1, 1997, salary reduction IRAs (SARSEP) may no longer be established.


    4.   CORPORATE PENSION AND PROFIT-SHARING PLANS.
        Code Section 401(a) permits corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of Contracts to provide benefits thereunder.


        These retirement plans may permit the purchase of the Contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the Plan. The tax consequences to participants may vary, depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Participant loans are not allowed under the Contracts purchased in connection with these Plans. Purchasers of Contracts for use with Corporate Pension or Profit-Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

    5.  DEFERRED COMPENSATION PLANS WITH RESPECT TO SERVICE
        FOR STATE AND LOCAL GOVERNMENTS AND TAX EXEMPT
        ORGANIZATIONS.
        Code Section 457 provides for certain deferred compensation plans with respect to service for state and local governments and certain other entities. The Contracts may be used in connection with these plans; however, under these plans if issued to tax exempt organizations, the Contract Owner is the plan sponsor, and the individual participants in the plans are the Annuitants. Under such Contracts, the rights of individual plan participants are governed solely by their agreements with the plan sponsor and not by the terms of the Contracts. Effective in 1997 for new state and local government plans, such plans must be funded through a tax exempt annuity contract held for the exclusive benefit of plan participants.

    PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS FROM
    QUALIFIED CONTRACTS
        In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (Keogh and Corporate Pension and Profit-Sharing Plans), Tax-Sheltered Annuities and Individual Retirement Annuities. The penalty is increased to 25% instead of 10% for SIMPLE IRAs if distribution occurs within the first two years of the Contract Owner's participation in the SIMPLE IRA. To the extent amounts are not includible in gross income because they have been properly rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Contract Owner or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the Contract Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Contract Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Contract Owner or Annuitant (as applicable) and his or her designated beneficiary; (d) distributions to a Contract Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the Contract Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Contract Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; and (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Contract Owner and his or her spouse and dependents if the Contract Owner has received unemployment compensation for at least 12 weeks. This exception will no longer apply after the Contract Owner has been reemployed for at least 60 days. The exceptions stated in items (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in item (c) applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

        Generally, distributions from a Qualified Plan must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.


    6.  SEEK TAX ADVICE.
        The above description of federal income tax consequences of the different types of Qualified Plans which may be funded by the Contracts offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contract Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.


SALES OF VARIABLE ACCUMULATION CONTRACTS
--------------------------------------------------------------------------------

    The principal underwriter of the Contracts is Phoenix Equity Planning Corporation ("PEPCO"). Contracts may be purchased through registered representatives of W.S. Griffith & Company, Inc. ("W.S. Griffith") licensed to sell PHL Variable annuity contracts. W.S. Griffith is an indirect wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company. PEPCO is an indirect, majority owned subsidiary of Phoenix Home Life Mutual Insurance Company. Contracts also may be purchased through other broker-dealers or entities registered under or exempt under the Securities Exchange Act of 1934, whose representatives are authorized by applicable law to sell Contracts under terms of agreement provided by PEPCO and terms of agreement provided by PHL Variable.

    Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting securities, banking regulators have not indicated that such institutions are prohibited from purchasing variable annuity contracts upon the order and for the account of their customers. In addition to reimbursing PEPCO for its expenses, PHL Variable pays PEPCO an amount equal to up to 7.25% of the purchase payments made under the Contract. PEPCO pays any qualified distribution organization an amount which may not exceed up to 7.25% of the purchase payments under the Contract. Any such amount paid with respect to Contracts sold through other broker/dealers will be paid by PHL Variable to or through PEPCO. The amounts paid are not deducted from the purchase payments. Deductions for sales charges (as described under "Sales Charges") may be used as reimbursement for commission payments.

    PHL Variable through PEPCO will sponsor sales contests, training and educational meetings and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Brokers and dealers other than PEPCO may also make customary additional charges for their services in effecting purchases, if they notify the Funds of their intention to do so.


STATE REGULATION
--------------------------------------------------------------------------------

    PHL Variable is subject to the provisions of the Connecticut insurance laws applicable to life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. PHL Variable also is subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

    State regulation of PHL Variable includes certain limitations on the investments which may be made for its General Account and separate accounts, including the Account. It does not include, however, any supervision over the investment policies of the Account.


REPORTS
--------------------------------------------------------------------------------

    Reports showing the Contract Value and containing the financial statements of the Account will be furnished at least annually to Contract Owners.


VOTING RIGHTS
--------------------------------------------------------------------------------


    As stated above, all of the assets held in an available Subaccount will be invested in shares of a corresponding Series of the Funds. PHL Variable is the legal owner of those shares and as such has the right to vote to elect the Board of Trustees of the Funds, to vote upon certain matters that are required by the Investment Company Act of 1940 ("1940 Act") to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. However, PHL Variable intends to vote the shares of the Funds at regular and special meetings of the shareholders of the Funds in accordance with instructions received from Owners of the Contracts.

    PHL Variable currently intends to vote Fund shares attributable to any PHL Variable assets and Fund shares held in each Subaccount for which no timely instructions from Owners are received in the same proportion as those shares in that Subaccount for which instructions are received. In the future, to the extent applicable federal securities laws or regulations permit PHL Variable to vote some or all shares of the Fund in its own right, it may elect to do so.


    Matters on which Owners may give voting instructions may include the following: (1) election of the Board of Trustees of a Fund; (2) ratification of the independent accountant for a Fund; (3) approval or amendment of the investment advisory agreement for the Series of the Fund corresponding to the Owner's selected Subaccount(s); (4) any change in the fundamental investment policies or restrictions of each such Series; and (5) any other matter requiring a vote of the Shareholders of a Fund. With respect to amendment of any investment advisory agreement or any change in a Series' fundamental investment policy, Owners participating in such Series will vote separately on the matter, pursuant to the requirements of the 1940 Act.

    The number of votes that a Contract Owner has the right to cast will be determined by applying the Contract Owner's percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized. The number of votes for which each Owner may give PHL Variable instructions will be determined as of the record date for Fund shareholders chosen by the Board of Trustees of a Fund. PHL Variable will furnish Owners with proper forms and proxies to enable them to give these instructions.



TEXAS OPTIONAL RETIREMENT PROGRAM
--------------------------------------------------------------------------------

    Participants in the Texas Optional Retirement Program may not receive the proceeds of a withdrawal from, or complete surrender of, a Contract, or apply them to provide annuity options prior to retirement except in the case of termination of employment in the Texas public institutions of higher education, death or total disability. Such proceeds, however, may be used to fund another eligible retirement vehicle.


LITIGATION
--------------------------------------------------------------------------------


    PHL Variable, the Account and PEPCO are not parties to any litigation that would have a material adverse effect upon the Account or the Contracts.


LEGAL MATTERS
--------------------------------------------------------------------------------


    Blazzard, Grodd & Hasenauer, P.C. of Westport, Connecticut has provided advice on certain matters relating to the Federal securities and income tax laws in connection to the Contracts described in this Prospectus.



STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    The Statement of Additional Information contains more specific information and financial statements relating to the Account and PHL Variable. The Table of Contents of the Statement of Additional Information is set forth below:

    Underwriter
    Calculation of Yield and Return
    Calculation of Annuity Payments
    Experts
    Financial Statements


    Contract Owner inquiries and requests for a Statement of Additional Information should be directed to Phoenix Variable Products Mail Operations in writing at P.O. Box 8027, Boston, Massachusetts 02266-8027, or by calling
VPO at (800) 447-4312.

APPENDIX A

THE GUARANTEED INTEREST ACCOUNT


    Contributions to the GIA under the Contract and transfers to the GIA become part of the general account of PHL Variable Insurance Company (the "General Account"), which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interest in the General Account has not been registered under the Securities Act of 1933 ("1933 Act") nor is the General Account registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interest therein is specifically subject to the provisions of the 1933 or 1940 Acts and the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus concerning the GIA. Disclosures regarding the GIA and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    The General Account is made up of all of the general assets of PHL Variable Insurance Company other than those allocated to any separate account. Purchase payments will be allocated to the GIA and, therefore, the General Account, as elected by the Owner at the time of purchase or as subsequently changed. PHL Variable will invest the assets of the General Account in assets chosen by it and allowed by applicable law. Investment income from General Account assets is allocated between PHL Variable and the contracts participating in the General Account, in accordance with the terms of such contracts.


    Fixed annuity payments made to Annuitants under the Contract will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. PHL Variable assumes this "mortality risk" by virtue of annuity rates incorporated in the Contract that cannot be changed. In addition, PHL Variable guarantees that it will not increase charges for maintenance of the Contracts regardless of its actual expenses.

    Investment income from the General Account allocated to PHL Variable includes compensation for mortality and expense risks borne by it in connection with General Account contracts.


    The amount of investment income allocated to the Contracts will vary from year to year in the sole discretion of PHL Variable. However, PHL Variable guarantees that it will credit interest at a rate of not less than 4% per year compounded annually, to amounts allocated to the GIA. PHL Variable may credit interest at a rate in excess of these rates; however, it is not obligated to credit any interest in excess of these rates.

    Bi-weekly, PHL Variable will set the excess interest rate, if any, that will apply to amounts deposited to the GIA. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guaranteed period has just ended will be the same rate as is applied to new deposits allocated to the GIA at that time. This rate will likewise remain in effect for a guarantee period of one full year from the date the new rate is applied.

    Excess interest, if any, will be determined by PHL Variable based on information as to expected investment yields. Some of the factors that PHL Variable may consider in determining whether to credit excess interest to amounts allocated to the GIA and the amount thereof, are general economic trends, rates of return currently available and anticipated on investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE GIA IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF PHL VARIABLE AND WITHOUT REGARD TO ANY SPECIFIC FORMULA. THE CONTRACT OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO GIA ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE FOR ANY GIVEN YEAR.


    PHL Variable is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in PHL Variable's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and Contract Owners.


    Excess interest, if any, will be credited on the GIA Contract Value. PHL Variable guarantees that, at any time, the GIA Contract Value will not be less than the amount of purchase payments allocated to the GIA, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which PHL Variable may, in its discretion, credit to the GIA, less the sum of all annual administrative or surrender charges, any applicable premium taxes, and less any amounts surrendered. If the Owner surrenders the Contract, the amount available from the GIA will be reduced by any applicable surrender charge and annual administration charge (see "Deductions and Charges").

    IN GENERAL, ONE TRANSFER PER CONTRACT YEAR IS ALLOWED FROM THE GIA. THE AMOUNT WHICH CAN BE TRANSFERRED IS LIMITED TO THE GREATER OF $1,000 OR 25% OF THE CONTRACT VALUE IN THE GIA AT THE TIME OF THE TRANSFER. UNDER THE SYSTEMATIC TRANSFER PROGRAM, TRANSFERS OF APPROXIMATELY EQUAL AMOUNTS MAY BE MADE OVER A MINIMUM 18-MONTH PERIOD. NON-SYSTEMATIC TRANSFERS FROM THE GIA WILL BE EFFECTUATED ON THE DATE OF RECEIPT BY VPMO, UNLESS OTHERWISE REQUESTED BY THE CONTRACT OWNER.

APPENDIX B

DEDUCTIONS FOR STATE PREMIUM TAXES
QUALIFIED AND NON-QUALIFIED ANNUITY CONTRACTS



                                                               UPON              UPON
STATE                                                       PURCHASE(1)      ANNUITIZATION        NON-QUALIFIED      QUALIFIED
-----                                                       -----------      -------------        -------------      ---------


California ..........................................                             X                   2.35%            0.50%

D.C..................................................                             X                   2.25             2.25

Kansas...............................................                             X                   2.00

Kentucky.............................................           X                                     2.00             2.00

Maine................................................                             X                   2.00

Nevada...............................................                             X                   3.50

South Dakota.........................................           X                                     1.25

West Virginia........................................                             X                   1.00             1.00

Wyoming..............................................                             X                   1.00


NOTE: The above premium tax deduction rates are as of May 1, 1997. No premium tax deductions are made for states not listed above. For Kentucky contracts, premium taxes will be deducted upon purchases effective for annuity considerations received on or after July 1, 1997. However, premium tax statutes are subject to amendment by legislative act and to judicial and administrative interpretation, which may affect both the above list of states and the applicable tax rates. Consequently, the company reserves the right to deduct premium tax when necessary to reflect changes in state tax laws or interpretation.

      For a more detailed explanation of the assessment of Premium Taxes, see "Deductions and Charges, Premium Tax."

(1) "Purchase" in this chart refers to the earlier of partial withdrawal, surrender of the Contract, payment of death proceeds or Maturity Date.

                                     PART B
                            INFORMATION REQUIRED IN A
                       STATEMENT OF ADDITIONAL INFORMATION

                        PHL VARIABLE ACCUMULATION ACCOUNT


HOME OFFICE:                                           PHOENIX VARIABLE PRODUCTS
One American Row                                         MAIL OPERATIONS (VPMO):
Hartford, Connecticut                                              P.O. Box 8027
                                                Boston, Massachusetts 02266-8027


                 VARIABLE ACCUMULATION DEFERRED ANNUITY CONTRACT

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1997


    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 1997, which is available without charge by contacting PHL Variable Insurance Company at the above address or at the above telephone number.



                                -----------------

                                TABLE OF CONTENTS

                                                                            PAGE
Underwriter...............................................................   B-2


Calculation of Yield and Return...........................................   B-2


Calculation of Annuity Payments ..........................................   B-3

Experts ..................................................................   B-4

Financial Statements......................................................   B-5

UNDERWRITER
--------------------------------------------------------------------------------

    The offering of Contracts is made on a continuous basis by Phoenix Equity Planning Corporation ("PEPCO"), an affiliate of PHL Variable. For sales of Contracts, during the fiscal year ended December 31, 1996, PEPCO was paid $7,750,042 and retained $0.


CALCULATION OF YIELD AND RETURN
--------------------------------------------------------------------------------

    Yield of the Money Market Subaccount. As summarized in the Prospectus under the heading "Performance History," the yield of the Money Market Subaccount for a seven-day period (the "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include net investment income of the account (accrued daily dividends as declared by the underlying funds, less daily expense charges of the account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares. A mortality and expense risk charge of 1.25% (approximately 0.40% for mortality and 0.85% for expense) and a daily administrative fee of 0.125% are reflected.

    The Money Market Subaccount yield and effective yield will vary in response to fluctuations in interest rates and in the expenses of the Subaccount.


    The current yield and effective yield reflect recurring charges at the Account level, including the maximum annual administrative fee.


Example:

Value of hypothetical pre-existing account with exactly one
unit at the beginning of the period:...............       1.050796
Value of the same account (excluding capital changes) at the
end of the seven-day period:.......................       1.051525
Calculation:
   Ending account value............................       1.051525
   Less beginning account value....................       1.050796
   Net change in account value.....................       0.000796
Base period return:
   (adjusted change/beginning account value).......       0.000694
Current yield = return x (365/7) =.................          3.62%
Effective yield = [(1 + return)365/7] -1 =.........          3.68%


    At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.


    Calculation of Total Return. As summarized in the Prospectus under the heading, "Performance History," total return is a measure of the change in value of an investment in a Subaccount over the period covered and is computed by finding the average annual compounded rates of return over the 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value according to a formula. The formula for total return used herein includes four steps: (1) assuming a hypothetical $1,000 initial investment in the Subaccount; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of units owned at the end of the period by the unit value per unit on the last trading day of the period; (3) assuming redemption at the end of the period and deducting any recurring fees and any applicable contingent deferred sales charge; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or some other relevant periods if a Subaccount has not been in existence for at least ten years.


PERFORMANCE INFORMATION

    Advertisements, sale literature and other communications may contain information about any Series or Adviser's current investment strategies and management style. Current strategies and style may change to allow any Series to respond quickly to changing market and economic conditions. From time to time, the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Funds may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of a portfolio; or compare a Series' equity or bond return figure to well-known indices of market performance, including, but not limited to: the S&P 500 Index, Dow Jones Industrial Average, First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

    Each Subaccount may, from time to time, include its yield and total return in advertisements or information furnished to present or prospective Contract Owners. Each Subaccount may, from time to time, include in advertisements containing total return (and yield in the case of certain Subaccounts) the ranking of those performance figures relative to such figures for groups of mutual funds categorized as having the same investment objectives as Lipper Analytical Services, CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc., Morningstar, Inc. and Tillinghast. Additionally, the Fund may compare a Series' performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Daily, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook and Personal
Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

    The total return and yield may also be used to compare the performance of the Subaccounts against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

    The manner in which total return and yield will be calculated is described above.


    The following table summarizes the calculation of total return and yield for each Subaccount, from inception through December 31, 1996.

            AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED 12/31/96
            ---------------------------------------------------------

                     COMMENCEMENT
                    DATE OF CORRE-                                   LIFE OF
SUBACCOUNT          SPONDING FUND    1 YEAR     5 YEARS   10 YEARS    FUND
----------          -------------    ------     -------   --------    ----
Multi-Sector.....      1/1/83          4.73%     8.81%      8.17%     9.39%
Balanced.........      5/1/92          3.00%       N/A        N/A     7.93%
Allocation.......     9/17/84          1.59%     7.29%      9.79%    10.96%
Growth...........      1/1/83          4.89%    12.45%     14.38%    16.66%
International....      5/1/90         10.56%     7.40%        N/A     6.74%
Money Market.....     10/10/82       (2.16)%     2.23%      4.23%     4.93%
Real Estate......      5/1/95         24.01%       N/A        N/A    24.72%
U.S. Small Cap...      5/1/95         36.64%       N/A        N/A    30.96%
Int'l. Small Cap.      5/1/95         23.03%       N/A        N/A    34.42%
Theme............     1/29/96            N/A       N/A        N/A     2.12%
Asia.............     9/20/96            N/A       N/A        N/A   (6.52)%
TPT Allocation...      5/1/97            N/A       N/A        N/A       N/A
TPT Stock........      5/1/97            N/A       N/A        N/A       N/A
TPT Int'l........      5/1/97            N/A       N/A        N/A       N/A
TPT Dev. Mkts....      5/1/97            N/A       N/A        N/A       N/A


CALCULATION OF ANNUITY PAYMENTS
--------------------------------------------------------------------------------

VARIABLE ANNUITY PAYMENTS
    Unless an alternative annuity payment option is elected on or before the Contract Maturity Date, the Contract Value on the Maturity Date will automatically be applied to provide a Variable Payment Life Annuity with 10 Year Period Certain based on the Annuitant's life under annuity payment Option I as described in the Prospectus. Any annuity payments falling due after the Annuitant's death during the period certain will be paid to the Beneficiary.


    If the amount to be applied on the Maturity Date is less than $2,000 or would result in monthly payments of less than $20, PHL Variable Insurance Company shall have the right to pay such amount in one lump sum in lieu of providing the annuity payments. PHL Variable Insurance Company will also have the right to change the annuity payment frequency to annually if the monthly annuity payment would otherwise be less than $20.

    Under the Variable Payment Life Annuity with 10 Year Period Certain (payment Option I), the first monthly income payment is due on the Maturity Date. Thereafter, payments are due on the same day of the month as the first payment was due, or if such date does not fall within a particular month, then the future payment is due on the first Valuation Date to occur in the following month. Payments will continue during the lifetime of the Annuitant, or, if later, until the end of the Ten Year Period Certain starting with the date the first payment is due.

    The Variable Income Table below shows the minimum amount of the first monthly payment for each $1,000 of Accumulation Value applied. The minimum first payments shown are based on the 1983 table, an annuity table projected to the year 2040 with Projection Scale G, and with Projection Scale G thereafter, and an effective assumed investment return of 4 1/2%. The actual payments will be based on the monthly payment rate PHL Variable Insurance Company is using when the first payment is due. They will not be less than those shown in the Variable Income Table.

                              VARIABLE INCOME TABLE
                              ---------------------


    Minimum monthly payment rate for first payment for each $1,000 applied. Based on 4 1/2% assumed investment return.


    ADJUSTED AGE*             MALE                FEMALE
    -------------             ----                ------
         40                  $4.15                $4.02
         45                   4.29                 4.12
         50                   4.40                 4.27
         55                   4.73                 4.46
         60                   5.06                 4.71
         65                   5.51                 5.05
         70                   6.08                 5.52
         75                   6.79                 6.17
         80                   7.65                 6.99
         85                   8.57                 7.98


* Age on birthday nearest due date of the first payment. Monthly payment rates for ages not shown will be furnished on request.

    In determining the amount of the first payment, the amounts held under the Variable Payment Option in each Subaccount are multiplied by the rates PHL Variable Insurance Company is using for the Option on the first Payment Calculation Date. The Payment Calculation Date is the earliest Valuation Date that is not more than 10 days before the due date of the payment. The first payment equals the total of such figures determined for each Subaccount.

    Future payments are measured in Annuity Units and are determined by multiplying the Annuity Units in each Subaccount with assets under the Variable Payment Option by the Annuity Unit Value for each Subaccount on the Payment Calculation Date that applies. The number of Annuity Units in each Subaccount with assets under a Variable Payment Option is equal to the portion of the first payment provided from that Subaccount divided by the Annuity Unit Value for that Subaccount on the first Payment Calculation Date. The payment will equal the sum of such amounts from each Subaccount.

    All Annuity Unit Values in each Subaccount were set at $1.000000 on the first Valuation Date selected by PHL Variable Insurance Company. The value of an Annuity Unit on any date thereafter is equal to (a) the Net Investment Factor for that Subaccount for the Valuation Period divided by (b) the sum of
1.000000 and the rate of interest for the number of days in the Valuation Period, based on an effective annual rate of interest equal to the assumed investment return, and multiplied by (c) the corresponding Annuity Unit Value on the preceding Valuation Date. The assumed investment return of 4 1/2% per year is the annual interest rate assumed in determining the first payment. The amount of each subsequent payment from each Subaccount will depend on the relationship between the assumed investment return and the actual investment performance of the Subaccount. If a 4 1/2% rate would result in a first variable payment larger than that permitted under applicable state law, we will select a lower rate that will comply with such law.


    No partial or full surrenders, withdrawals, transfers or additional premium payments may be made with respect to any assets held under Variable Payment Options I and J. Although no transfers or additional premium payments may be made with respect to assets held under Option K, under this option partial or full surrenders may be made.

FIXED ANNUITY PAYMENTS
    Fixed monthly annuity payments under a Contract are determined by applying the Contract Value to the respective annuity purchase rates on the Maturity Date of a Contract or other date elected for commencement of fixed annuity payments.


    Under a Contract, the amount of the fixed annuity payment is calculated by first multiplying the number of the Subaccounts' Accumulation Units credited to the Contract on the Maturity Date by the appropriate Unit Value for each Subaccount on the Maturity Date. The dollar value for all Subaccounts' Accumulation Units is then aggregated, along with the dollar value of any investment in the Guaranteed Interest Account. For each Contract the resulting dollar value is then multiplied by the applicable annuity purchase rate, which reflects the age (and sex for non-tax qualified plans) of the Annuitant specified in the Contract for the Fixed Payment Annuity Option selected. This computation determines the amount of PHL Variable Insurance Company's fixed monthly annuity payment to the Annuitant.


    The mortality table used as a basis for the applicable annuity purchase rates is the a-49 Individual Annuity Mortality Table projected to 1985 at Projection Scale B. An interest rate of 3 3/8% for 5- and 10- year certain periods under Option A, for the 10-year period under Option F and for Option E; an interest rate of 3 1/4% for the 20-year certain period under Options A and F; an interest rate of 3 1/2% under Option B and D. Under Options G and H the guaranteed interest rate is 3%. More favorable rates may be available on the Maturity Date or other dates elected for commencement of fixed annuity payments.



EXPERTS
--------------------------------------------------------------------------------

    The financial statements of PHL Variable Insurance Company and the Account have been examined by Price Waterhouse LLP, independent public accountants, whose reports are set forth herein, and the financial statements have been included upon the authority of said firm as experts in accounting and auditing. Price Waterhouse LLP, whose address is One Financial Plaza, Hartford, Connecticut, also provides other accounting and tax-related services as requested by PHL Variable from time to time.

    Blazzard, Grodd & Hasenauer, P.C. of Westport, Connecticut has provided advice on certain matters relating to the Federal securities and income tax laws in connection to the Contracts described in this Prospectus.

                        PHL VARIABLE ACCUMULATION ACCOUNT

                              FINANCIAL STATEMENTS




                      JANUARY 1, 1996 TO DECEMBER 31, 1996

                     STATEMENT OF ASSETS AND LIABILITIES
                              December 31, 1996

                                                                                              Multi-Sector
                                                              Money Market       Growth       Fixed Income
                                                               Sub-Account    Sub-Account     Sub-Account
                                                             --------------- --------------  ---------------
Assets
 Investments at cost                                           $23,307,062    $51,360,038     $15,609,618
                                                               =============   ============  ==============
 Investment in The Phoenix Edge Series Fund, at market         $23,307,062    $51,007,296     $15,472,411
                                                               -------------   ------------  --------------
  Total assets                                                  23,307,062     51,007,296      15,472,411
Liabilities
 Accrued expenses to related party                                  23,864         57,618          16,234
                                                               -------------   ------------  --------------
Net assets                                                     $23,283,198    $50,949,678     $15,456,177
                                                               =============   ============  ==============
Accumulation units outstanding                                  22,142,319     42,365,475      13,251,869
                                                               =============   ============  ==============
Unit value                                                     $  1.051525    $  1.202623     $  1.166339
                                                               =============   ============  ==============

                                                              Total Return    International      Balanced
                                                               Sub-Account     Sub-Account      Sub-Account
                                                             --------------- ----------------  --------------
Assets
 Investments at cost                                           $15,272,702      $3,536,508      $6,559,097
                                                               =============   ==============    ============
 Investment in The Phoenix Edge Series Fund, at market         $14,867,073      $3,661,253      $6,423,484
                                                               -------------   --------------    ------------
  Total assets                                                  14,867,073       3,661,253       6,423,484
Liabilities
 Accrued expenses to related party                                  16,880           3,987           7,237
                                                               -------------   --------------    ------------
Net assets                                                     $14,850,193      $3,657,266      $6,416,247
                                                               =============   ==============    ============
Accumulation units outstanding                                  13,248,885       3,094,533       5,615,835
                                                               =============   ==============    ============
Unit value                                                     $  1.120864      $ 1.181847      $ 1.142528
                                                               =============   ==============    ============

                                                                               Strategic        Aberdeen
                                                               Real Estate       Theme          New Asia
                                                               Sub-Account    Sub-Account     Sub-Account
                                                             --------------- --------------  ---------------
Assets
 Investments at cost                                           $1,830,010      $4,229,473      $1,129,455
                                                               =============   ============   ==============
 Investment in The Phoenix Edge Series Fund, at market         $2,129,843      $4,377,275      $1,130,949
                                                               -------------   ------------   --------------
  Total assets                                                  2,129,843       4,377,275       1,130,949
Liabilities
 Accrued expenses to related party                                  2,071           6,346           1,108
                                                               -------------   ------------   --------------
Net assets                                                     $2,127,772      $4,370,929      $1,129,841
                                                               =============   ============   ==============
Accumulation units outstanding                                  1,543,156       4,053,646       1,132,687
                                                               =============   ============   ==============
Unit value                                                     $ 1.378845      $ 1.078271      $ 0.997488
                                                               =============   ============   ==============

                                                                 Wanger
                                                             International    Wanger U.S.
                                                               Small Cap       Small Cap
                                                              Sub-Account     Sub-Account
                                                            -------------- ---------------
Assets
 Investments at cost                                          $12,880,413     $20,124,073
                                                               ============   =============
 Investment in Wanger Advisors Trust, at market               $13,951,952     $23,089,194
                                                               ------------   -------------
  Total assets                                                 13,951,952      23,089,194
Liabilities
 Accrued expenses to related party                                 14,992          23,488
                                                               ------------   -------------
Net assets                                                    $13,936,960     $23,065,706
                                                               ============   =============
Accumulation units outstanding                                  9,834,236      16,756,995
                                                               ============   =============
Unit value                                                    $  1.417188     $  1.376482
                                                               ============   =============

                        See Notes to Financial Statements

                             STATEMENT OF OPERATIONS
                     For the period ended December 31, 1996

                                                                                              Multi-Sector
                                                              Money Market       Growth       Fixed Income
                                                               Sub-Account    Sub-Account     Sub-Account
                                                             --------------- --------------  ---------------
Investment income
 Distributions                                                  $623,817       $  307,075      $ 555,468
Expenses
 Mortality and expense risk charges                              174,827          358,276         82,192
                                                               -------------   ------------  --------------
Net investment income (loss)                                     448,990          (51,201)       473,276
                                                               -------------   ------------  --------------
Net realized gain (loss) from share transactions                      --            4,620           (372)
Net realized gain distribution from Fund                              --        3,215,671        445,721
Net unrealized depreciation on investment                             --         (104,167)      (136,643)
                                                               -------------   ------------  --------------
Net gain on investments                                               --        3,116,124        308,706
                                                               -------------   ------------  --------------
Net increase in net assets resulting from operations            $448,990       $3,064,923      $ 781,982
                                                               =============   ============  ==============

                                                              Total Return   International      Balanced
                                                               Sub-Account    Sub-Account     Sub-Account
                                                             --------------- --------------  ---------------
Investment income
 Distributions                                                  $ 205,785       $ 44,455       $ 106,947
Expenses
 Mortality and expense risk charges                               124,491         21,153          46,448
                                                               -------------   ------------   --------------
Net investment income                                              81,294         23,302          60,499
                                                               -------------   ------------   --------------
Net realized gain (loss) from share transactions                  (20,714)           (48)          4,019
Net realized gain distribution from Fund                          876,124         77,451         460,553
Net unrealized appreciation (depreciation) on investment         (280,377)       123,310        (134,164)
                                                               -------------   ------------   --------------
Net gain on investments                                           575,033        200,713         330,408
                                                               -------------   ------------   --------------
Net increase in net assets resulting from operations            $ 656,327       $224,015       $ 390,907
                                                               =============   ============   ==============

                                                                                                 Aberdeen
                                                               Real Estate    Strategic Theme    New Asia
                                                               Sub-Account    Sub-Account(1)    Sub-Account(2)
                                                            ---------------   ---------------  ---------------
Investment income
 Distributions                                                  $ 36,227        $ 18,463         $ 5,646
Expenses
 Mortality and expense risk charges                               11,221          30,154           2,138
                                                               -------------   -------------  --------------
Net investment income (loss)                                      25,006         (11,691)          3,508
                                                               -------------   -------------  --------------
Net realized gain (loss) from share transactions                   2,267          12,195          (2,679)
Net realized gain distribution from Fund                          21,853              --              --
Net unrealized appreciation on investment                        299,093         147,802           1,494
                                                               -------------   -------------  --------------
Net gain (loss) on investments                                   323,213         159,997          (1,185)
                                                               -------------   -------------  --------------
Net increase in net assets resulting from operations            $348,219        $148,306         $ 2,323
                                                               =============   =============  ==============

                                                                 Wanger          Wanger
                                                              International       U.S.
                                                                Small Cap      Small Cap
                                                               Sub-Account    Sub-Account
                                                             --------------- --------------
Investment income
 Distributions                                                 $    4,923      $    5,736
Expenses
 Mortality and expense risk charges                                88,983         130,868
                                                               -------------   ------------
Net investment loss                                               (84,060)       (125,132)
                                                               -------------   ------------
Net realized gain (loss) from share transactions                   (7,606)          2,035
Net unrealized appreciation on investment                       1,063,766       2,984,536
                                                               -------------   ------------
Net gain on investments                                         1,056,160       2,986,571
                                                               -------------   ------------
Net increase in net assets resulting from operations           $  972,100      $2,861,439
                                                               =============   ============

(1)From inception February 15, 1996 to December 31, 1996
(2)From inception September 19, 1996 to December 31, 1996


                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     For the period ended December 31, 1996

                                                                                             Multi-Sector
                                                              Money Market       Growth      Fixed Income
                                                               Sub-Account    Sub-Account     Sub-Account
                                                            ---------------  --------------  ---------------
From operations
 Net investment income (loss)                                 $    448,990    $   (51,201)    $   473,276
 Net realized gain                                                      --      3,220,291         445,349
 Net unrealized depreciation                                            --       (104,167)       (136,643)
                                                               -------------   ------------  --------------
 Net increase in net assets resulting from operations              448,990      3,064,923         781,982
                                                               -------------   ------------  --------------
From accumulation unit transactions
 Participant deposits                                          100,807,056     16,137,985       3,658,318
 Participant transfers                                         (83,156,951)    28,719,551      10,819,170
 Participant withdrawals                                          (797,035)      (261,356)       (138,991)
                                                               -------------   ------------  --------------
 Net increase in net assets resulting from participant
  transactions                                                  16,853,070     44,596,180      14,338,497
                                                               -------------   ------------  --------------
 Net increase in net assets                                     17,302,060     47,661,103      15,120,479
Net assets
 Beginning of period                                             5,981,138      3,288,575         335,698
                                                               -------------   ------------  --------------
 End of period                                                $ 23,283,198    $50,949,678     $15,456,177
                                                               =============   ============  ==============

                                                              Total Return    International      Balanced
                                                               Sub-Account     Sub-Account      Sub-Account
                                                            ---------------  ----------------  --------------
From operations
 Net investment income                                         $    81,294      $   23,302      $   60,499
 Net realized gain                                                 855,410          77,403         464,572
 Net unrealized appreciation (depreciation)                       (280,377)        123,310        (134,164)
                                                               -------------   --------------   ------------
 Net increase in net assets resulting from operations              656,327         224,015         390,907
                                                               -------------   --------------   ------------
From accumulation unit transactions
 Participant deposits                                            3,603,086       1,016,275       1,688,276
 Participant transfers                                           7,602,197       2,297,094       3,646,583
 Participant withdrawals                                           (52,881)        (14,382)        (62,505)
                                                               -------------   --------------   ------------
 Net increase in net assets resulting from participant
  transactions                                                  11,152,402       3,298,987       5,272,354
                                                               -------------   --------------   ------------
 Net increase in net assets                                     11,808,729       3,523,002       5,663,261
Net assets
 Beginning of period                                             3,041,464         134,264         752,986
                                                               -------------   --------------   ------------
 End of period                                                 $14,850,193      $3,657,266      $6,416,247
                                                               =============   ==============   ============

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     For the period ended December 31, 1996
                                   (Continued)

                                                                                                Aberdeen
                                                              Real Estate   Strategic Theme     New Asia
                                                              Sub-Account   Sub-Account(1)   Sub-Account(2)
                                                            --------------   --------------- ---------------
From operations
 Net investment income (loss)                                  $   25,006     $  (11,691)      $    3,508
 Net realized gain (loss)                                          24,120         12,195           (2,679)
 Net unrealized appreciation                                      299,093        147,802            1,494
                                                               ------------   -------------  --------------
 Net increase in net assets resulting from operations             348,219        148,306            2,323
                                                               ------------   -------------  --------------
From accumulation unit transactions
 Participant deposits                                             537,771      1,162,846          190,675
 Participant transfers                                          1,009,485      3,078,265          937,753
 Participant withdrawals                                           (5,358)       (18,488)            (910)
                                                               ------------   -------------  --------------
 Net increase in net assets resulting from participant
  transactions                                                  1,541,898      4,222,623        1,127,518
                                                               ------------   -------------  --------------
 Net increase in net assets                                     1,890,117      4,370,929        1,129,841
Net assets
 Beginning of period                                              237,655              0                0
                                                               ------------   -------------  --------------
 End of period                                                 $2,127,772     $4,370,929       $1,129,841
                                                               ============   =============  ==============

                                                                 Wanger          Wanger
                                                              International       U.S.
                                                                Small Cap       Small Cap
                                                               Sub-Account     Sub-Account
                                                            ---------------   ---------------
From operations
 Net investment loss                                           $   (84,060)    $  (125,132)
 Net realized gain (loss)                                           (7,606)          2,035
 Net unrealized appreciation                                     1,063,766       2,984,536
                                                               -------------  --------------
 Net increase in net assets resulting from operations              972,100       2,861,439
                                                               -------------  --------------
From accumulation unit transactions
 Participant deposits                                            4,661,212       5,084,461
 Participant transfers                                           8,094,139      13,945,437
 Participant withdrawals                                           (70,544)        (74,992)
                                                               -------------  --------------
 Net increase in net assets resulting from participant
  transactions                                                  12,684,807      18,954,906
                                                               -------------  --------------
 Net increase in net assets                                     13,656,907      21,816,345
Net assets
 Beginning of period                                               280,053       1,249,361
                                                               -------------  --------------
 End of period                                                 $13,936,960     $23,065,706
                                                               =============  ==============

(1)From inception February 15, 1996 to December 31, 1996
(2)From inception September 19, 1996 to December 31, 1996

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
             From inception July 31, 1995 through December 31, 1995

                                                                                              Multi-Sector
                                                              Money Market       Growth       Fixed Income
                                                               Sub-Account    Sub-Account     Sub-Account
                                                            ---------------  --------------  ---------------
From operations
 Net investment income (loss)                                  $    15,818     $     (813)      $  6,644
 Net realized gain                                                      --        346,083              9
 Net unrealized depreciation                                            --       (248,575)          (564)
                                                               -------------   ------------  --------------
 Net increase in net assets resulting from operations               15,818         96,695          6,089
                                                               -------------   ------------  --------------
From accumulation unit transactions
 Participant deposits                                            7,285,767      2,481,750        226,998
 Participant transfers                                          (1,318,515)       713,637        102,628
 Participant withdrawals                                            (1,932)        (3,507)           (17)
                                                               -------------   ------------  --------------
 Net increase in net assets resulting from participant
  transactions                                                   5,965,320      3,191,880        329,609
                                                               -------------   ------------  --------------
 Net increase in net assets                                      5,981,138      3,288,575        335,698
Net assets
 Beginning of period                                                     0              0              0
                                                               -------------   ------------  --------------
 End of period                                                 $ 5,981,138     $3,288,575       $335,698
                                                               =============   ============  ==============

                                                              Total Return    International      Balanced
                                                               Sub-Account     Sub-Account      Sub-Account
                                                            ---------------  ----------------  --------------
From operations
 Net investment income (loss)                                  $   25,708        $   (210)       $  4,997
 Net realized gain (loss)                                         179,158            (114)         13,785
 Net unrealized appreciation (depreciation)                      (125,252)          1,434          (1,449)
                                                               -------------   --------------   ------------
 Net increase in net assets resulting from operations              79,614           1,110          17,333
                                                               -------------   --------------   ------------
From accumulation unit transactions
 Participant deposits                                           2,580,979          93,558         656,615
 Participant transfers                                            381,238          39,596          82,588
 Participant withdrawals                                             (367)             --          (3,550)
                                                               -------------   --------------   ------------
 Net increase in net assets resulting from participant
  transactions                                                  2,961,850         133,154         735,653
                                                               -------------   --------------   ------------
 Net increase in net assets                                     3,041,464         134,264         752,986
Net assets
 Beginning of period                                                    0               0               0
                                                               -------------   --------------   ------------
 End of period                                                 $3,041,464        $134,264        $752,986
                                                               =============   ==============   ============

                                                                                 Wanger           Wanger
                                                                              International        U.S.
                                                               Real Estate      Small Cap       Small Cap
                                                               Sub-Account     Sub-Account     Sub-Account
                                                            ---------------  ---------------  ---------------
From operations
 Net investment income (loss)                                   $  2,619        $   (260)       $   (3,079)
 Net realized gain (loss)                                            798              (6)               29
 Net unrealized appreciation (depreciation)                          739           7,774           (19,415)
                                                               -------------   -------------  --------------
 Net increase (decrease) in net assets resulting from
  operations                                                       4,156           7,508           (22,465)
                                                               -------------   -------------  --------------
From accumulation unit transactions
 Participant deposits                                            227,039         214,634           940,831
 Participant transfers                                             6,466          58,021           331,307
 Participant withdrawals                                              (6)           (110)             (312)
                                                               -------------   -------------  --------------
 Net increase in net assets resulting from participant
  transactions                                                   233,499         272,545         1,271,826
                                                               -------------   -------------  --------------
 Net increase in net assets                                      237,655         280,053         1,249,361
Net assets
 Beginning of period                                                   0               0                 0
                                                               -------------   -------------  --------------
 End of period                                                  $237,655        $280,053        $1,249,361
                                                               =============   =============  ==============


                        See Notes to Financial Statements

                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION

     PHL Variable Accumulation Account (the "Account") is a separate investment account of PHL Variable Insurance Company (PHL Variable). The Account is organized as a unit investment trust and currently consists of eleven Sub-Accounts, each of which invest solely in a designated portfolio of The Phoenix Edge Series Fund and Wanger Advisors Trust (the "Funds"). The Account is offered as The Big Edge Choice to individuals (VA4). Contract owners may also direct the allocation of their investments between the Account and the Guaranteed Interest Account of the general account of PHL Variable through participant transfers.

     Each Series has distinct investment objectives. The Money Market Series is a pooled short-term investment fund, the Growth Series is a growth common stock fund, the Multi-Sector Fixed Income (formerly Bond) Series is a long-term debt fund, the Total Return Series invests in equity securities and long and short-term debt, the International Series invests primarily in an internationally diversified portfolio of equity securities, the Balanced Series is a balanced fund which invests in growth stocks and at least 25% of its assets in fixed income senior securities, the Real Estate Series invests in marketable securities of publicly traded real estate investment trusts ("REITs") and companies that are principally engaged in the real estate industry, the Strategic Theme Series invests in securities of companies believed to benefit from specific trends, the Aberdeen New Asia Series invests primarily in a diversified equity securities of issuers organized and principally operating in Asia, excluding Japan, the Wanger International Small Cap Series invests in securities of non-U.S. companies with a stock market capitalization of less than $1 billion and the Wanger U.S. Small Cap Series invests in growth common stock of U.S. companies with stock market capitalization of less than $1 billion.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective Series.

B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

C. INCOME TAXES: The Account is not a separate entity from PHL Variable and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal or state income taxes is required.

D. DISTRIBUTIONS: Distributions are recorded as investment income on the ex-dividend date.

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS

     Purchases and sales of shares of the Funds for the period ended December 31, 1996 aggregated the following:


SUB-ACCOUNT                           PURCHASES         SALES
-----------                           ---------        -------

The Phoenix Edge Series Fund:
 Money Market.................       $47,361,699     $30,037,956
 Growth.......................        49,376,746       1,561,483
 Multi-Sector Fixed Income....        16,228,014         954,493
 Total Return.................        13,924,742       1,800,978
 International................         3,637,577         233,961
 Balanced.....................         6,341,288         541,324
 Real Estate..................         1,768,284         177,503
 Strategic Theme..............         6,201,342       1,984,064
 Aberdeen New Asia............         1,249,699         117,565
Wanger Advisors Trust:
 International Small Cap......        13,230,315         614,716
 U.S. Small Cap...............        19,706,676         854,552

                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS (IN UNITS)

                                                               SUB-ACCOUNT
                         ----------------------------------------------------------------------------------------
                              MONEY                     MULTI-SECTOR      TOTAL
                              MARKET        GROWTH      FIXED INCOME      RETURN     INTERNATIONAL     BALANCED
                         --------------- ------------ --------------- ------------- ---------------  ------------
VA4
Units outstanding,
  beginning of period        5,893,015     3,036,889        319,171      2,918,821       132,979        718,774
Participant deposits        97,324,646    14,293,357      3,323,373      3,351,407       918,654      1,566,608
Participant transfers      (80,299,873)   25,257,731      9,730,770      7,026,404     2,055,621      3,387,854
Participant withdrawals       (775,469)     (222,502)      (121,445)       (47,747)      (12,721)       (57,401)
                           -------------  ----------   -------------   -----------   -------------   ----------
Units outstanding, end
  of period                 22,142,319     42,365,475     13,251,869     13,248,885     3,094,533      5,615,835
                           =============   ==========   =============   ===========   =============   ==========

                                                            ABERDEEN    WANGER INTERNATIONAL    WANGER U.S.
                            REAL ESTATE   STRATEGIC THEME   NEW ASIA          SMALL CAP          SMALL CAP
                          -------------- ---------------- ------------  ---------------------   -------------
Units outstanding,
  beginning of period          226,316               0              0           257,362           1,312,796
Participant deposits           467,866       1,093,699        191,613         3,505,396           4,182,044
Participant transfers          853,440       2,977,544        941,998         6,122,656          11,320,032
Participant withdrawals         (4,466)        (17,597)          (924)          (51,178)            (57,877)
                             ------------   --------------  ----------    -------------------   -------------
Units outstanding, end of
  period                     1,543,156       4,053,646      1,132,687         9,834,236          16,756,995
                             ============   ==============  ==========    ====================   ============

NOTE 5--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

     PHL Variable and its affiliate, Phoenix Equity Planning Corporation, a registered broker/dealer in securities, provide all services to the Account.

     PHL Variable assumes the risk that annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that its expenses may be higher than its deductions for such expenses. In return for the assumption of these mortality and expense risks, PHL Variable charges the Sub-Accounts the daily equivalent of 0.40%, 0.85% and 0.125% on an annual basis for mortality, expense risks and daily administrative fees, respectively.

     As compensation for administrative services provided to the Account, PHL Variable additionally receives $35 per year from each contract, which is deducted from the Sub-Account holding the assets of the participant, or on a pro rata basis from two or more Sub-Accounts in relation to their values under the contract. Such fees aggregated $11,077 for the period ended December 31, 1996.

     Phoenix Equity Planning Corporation is the principal underwriter and distributor for the Account. PHL Variable reimburses Phoenix Equity Planning Corporation for expenses incurred as underwriter.

     On surrender of a contract, contingent deferred sales charges, which vary from 0-7% depending upon the duration of each contract deposit, are deducted from the proceeds and are paid to PHL Variable as reimbursement for services provided. Contingent deferred sales charges deducted and paid to PHL Variable aggregated $27,251 for the period ended December 31, 1996.

NOTE 6--DISTRIBUTION OF NET INCOME

     The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 7--DIVERSIFICATION REQUIREMENTS

     Under the provisions of Section 817(h) of the Internal Revenue Code (the
Code), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

     The Internal Revenue Service has issued regulations under Section 817(h) of the Code. PHL Variable believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                             One Financial Plaza         Telephone 860 240 2000
                             Hartford, CT 06103

                      REPORT OF INDEPENDENT ACCOUNTANTS

[LOGOTYPE] PRICE WATERHOUSE LLP                                          [LOGO]

To the Board of Directors of PHL Variable Insurance Company and
 Participants of PHL Variable Accumulation Account

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Money Market Sub-Account, Growth Sub- Account, Multi-Sector Fixed Income Sub-Account (formerly the Bond Sub-Account), Total Return Sub-Account, International Sub-Account, Balanced Sub-Account, Real Estate Sub-Account, Strategic Theme Sub-Account, Aberdeen New Asia Sub- Account, Wanger International Small Cap Sub-Account and Wanger U.S. Small Cap Sub-Account (constituting the PHL Variable Accumulation Account, hereafter referred to as the "Account") at December 31, 1996, the results of each of their operations for the periods then ended and the changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1996 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/Price Waterhouse LLP

Hartford, Connecticut
February 12, 1997

PHL VARIABLE ACCUMULATION ACCOUNT
PHL Variable Insurance Company
One American Row
Hartford, Connecticut 06115

Underwriter
Phoenix Equity Planning Corporation
P.O. Box 2200
100 Bright Meadow Boulevard
Enfield, Connecticut 06083-2200

Custodians
The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
(International Series, Aberdeen New Asia Series)
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust
(Real Estate Series)
P.O. Box 351
Boston, Massachusetts 02101

Independent Accountants
Price Waterhouse LLP
One Financial Plaza
Hartford, Connecticut 06103

PHL VARIABLE
INSURANCE COMPANY


FINANCIAL STATEMENTS
DECEMBER 31, 1996 AND 1995

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
TABLE OF CONTENTS
----------------------------------------------------------------------------


                                                                       Page

Reports of Independent Accountants..................................   17-18

Balance Sheets at December 31, 1996 and 1995........................      19

Statements of Operations for the Years Ended
  December 31, 1996, 1995 and 1994..................................      20

Statements of Stockholder's Equity for the Years Ended
  December 31, 1996, 1995 and 1994..................................      21

Statements of Cash Flows for the Years Ended
 December 31, 1996, 1995 and 1994...................................      22

Notes to Financial Statements.......................................   23-33

                        Report of Independent Accountants

February 12, 1997

To the Board of Directors
  and Stockholder of
  PHL Variable Insurance Company

In our opinion, the accompanying balance sheets and the related statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of PHL Variable Insurance Company (the Company), at December 31, 1996 and 1995 and the results of its operations and its cash flows for the years ended December 31, 1996 and 1995 and the period from June 1, 1994 through December 31, 1994 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

                        Report of Independent Accountants

February 14, 1995

To the Board of Directors
  and Stockholder of
  PHL Variable Insurance Company
  (formerly Dreyfus Consumer Life Insurance Company)

In our opinion, the accompanying statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the results of operations and cash flows of Dreyfus Consumer Life Insurance Company (Predecessor or the Company), for the period from January 1, 1994 through May 31, 1994 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standard No. 115, Accounting for Certain Investments in Debt and Equity Securities, in 1994.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
BALANCE SHEETS
--------------------------------------------------------------------------------

                                                          DECEMBER 31,

                                                     1996              1995

                                                        (IN THOUSANDS)

ASSETS
Investments:
Fixed maturities:
  Held-to-maturity, at amortized cost          $        1,827
  Available-for-sale, at fair value                    15,279    $       11,023
                                                --------------    --------------
Total investments                                      17,106            11,023

Cash and cash equivalents                               1,822             8,445
Accrued investment income                                 208               165
Deferred policy acquisition costs                       9,557             1,061
Current income taxes                                       14
Deferred income taxes                                     363
Other assets                                              225                44
Goodwill                                                  756               859
Separate account assets                               159,418            15,312
                                                --------------    --------------
Total assets                                   $      189,469    $       36,909
                                                ==============    ==============

LIABILITIES
Contractholders' funds at interest             $       11,569    $        3,497
Other liabilities                                       1,678             1,295
Current income taxes                                                         72
Deferred income taxes                                                        52
Separate account liabilities                          159,418            15,312
                                                --------------    --------------
Total liabilities                                     172,665            20,228
                                                --------------    --------------

EQUITY
Common stock, $1 par value, 2,500,000
  shares authorized, issued and outstanding             2,500             2,500
Additional paid-in-capital                             13,864            13,864
Unrealized investment gains, net                           44               221
Retained earnings                                         396                96
                                                --------------    --------------
Total equity                                           16,804            16,681
                                                --------------    --------------

Total liabilities and equity                   $      189,469    $       36,909
                                                ==============    ==============


        The accompanying notes are an integral part of these statements.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                               SUCCESSOR           PREDECESSOR
                                                                                              PERIOD FROM          PERIOD FROM
                                                  SUCCESSOR             SUCCESSOR               JUNE 1,             JANUARY 1,
                                                 YEAR ENDED            YEAR ENDED               1994 TO                1994
                                                DECEMBER 31,          DECEMBER 31,           DECEMBER 31,           TO MAY 31,
                                                    1996                  1995                   1994                  1994
                                                                                 (IN THOUSANDS)

REVENUES
Investment product fees                     $            1,491    $             133
Net investment income                                    1,097                  828      $            352      $            137
Net realized investment losses                             (18)                                       (29)
                                             -------------------   -------------------     -----------------    ------------------
 Total revenues                                          2,570                  961                   323                   137
                                             -------------------   -------------------     -----------------    ------------------

BENEFITS, LOSSES AND EXPENSES
Policy benefits and payments                               397                   54
Policy acquisition expenses                                578                  (42)
Other operating expenses                                 1,124                  965                   168                   24
                                             -------------------   -------------------     -----------------    ------------------
  Total benefits, losses and expenses                    2,099                  977                   168                   24
                                             -------------------   -------------------     -----------------    ------------------

INCOME (LOSS) BEFORE INCOME TAXES                          471                  (16)                  155                  113

Income tax expense (benefit)                               171                  (23)                   66                  (13)
                                             -------------------   -------------------    ------------------    ------------------

NET INCOME                                  $              300    $               7      $             89      $           126
                                             ===================   ===================    ==================    ==================


        The accompanying notes are an integral part of these statements.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
STATEMENTS OF STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------------


                                                                      PREDECESSOR
                                                               PERIOD FROM JANUARY 1, 1994
                                                                     TO MAY 31, 1994

                                                             ADDITIONAL                                  TOTAL
                                           COMMON             PAID-IN             RETAINED           STOCKHOLDER'S
                                            STOCK             CAPITAL             EARNINGS               EQUITY
                                                                               (IN THOUSANDS)

Balances at December 31, 1993         $         2,000   $             4,477  $           3,160   $              9,637
  Adoption of FAS 115                                                                     (174)                  (174)
  Net income                                                                               126                    126
                                       ---------------   ------------------   -----------------   --------------------

Balances at May 31, 1994              $         2,000   $             4,477  $           3,112   $              9,589
                                       ---------------   ------------------   -----------------   --------------------



                                                                                      SUCCESSOR
                                                                                PERIOD FROM JUNE 1, 1994
                                                                                  TO DECEMBER 31, 1996

                                                          Additional                      Net Unrealized        Total
                                           COMMON          Paid-in        Retained         Investment        Stockholder's
                                           STOCK           Capital        Earnings        Gains (Losses)        Equity
                                                                       (in thousands)
Balances at May 31, 1994              $       2,000   $       4,477   $        3,112                        $        9,589
   Acquisition adjustment                                     3,887           (3,112)                                  775
                                       -------------   -------------   ---------------                        -------------

Balances at June 1, 1994                      2,000           8,364                                                 10,364
  Net income                                                                       89                                   89
  Net unrealized loss                                                                      $       (110)              (110)
                                       -------------   -------------   ---------------     -------------      -------------

Balances at December 31, 1994                 2,000           8,364                89              (110)            10,343
  Capital contribution from parent              500           5,500                                                  6,000
  Net income                                                                        7                                    7
  Net unrealized gain                                                                               331                331
                                       -------------   -------------   ---------------     -------------      -------------

Balances at December 31, 1995                 2,500          13,864                96               221             16,681
  Net income                                                                      300                                  300
  Net unrealized loss                                                                              (177)              (177)
                                       -------------   -------------   ---------------     -------------      -------------

Balances at December 31, 1996         $       2,500   $      13,864   $           396     $          44      $      16,804
                                       =============   =============   ===============     =============      =============


        The accompanying notes are an integral part of these statements.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                                              SUCCESSOR            PREDECESSOR
                                                                                             PERIOD FROM           PERIOD FROM
                                                      SUCCESSOR            SUCCESSOR           JUNE 1,              JANUARY 1,
                                                     YEAR ENDED            YEAR ENDED          1994 TO               1994 TO
                                                    DECEMBER 31,          DECEMBER 31,       DECEMBER 31,            MAY 31,
                                                        1996                  1995               1994                  1994
                                                                                       (IN THOUSANDS)
CASH FLOW FROM OPERATING ACTIVITIES
  Net income                                     $             300    $                7    $             89        $        126

ADJUSTMENTS TO RECONCILE NET INCOME
 TO NET CASH (USED IN) PROVIDED BY OPERATIONS
  Net realized investment losses                                18                                        29
  Amortization of bond premium                                                         6                                       9
  Amortization and depreciation                                106                   102                  60                  11
  Deferred income taxes and other assets                      (501)                 (192)                  7                  11
  Increase in accrued investment income                        (43)                   (7)                (67)                 24
  Increase in deferred policy acquisition costs             (8,551)               (1,061)
  Increase in contractholder funds                           8,072                 3,497
  Increase (decrease) in other liabilities                                             1                                     (13)
  Increase (decrease) in payable to affiliates                 222                 1,184                 108                (112)
                                                 -------------------   ------------------    ------------------  ------------------
    Net cash (used in) provided by operating activities       (377)                3,537                 226                  56
                                                 -------------------   ------------------    ------------------  ------------------


CASH FLOW FROM INVESTING ACTIVITIES Proceeds from disposals of fixed maturities:
    Available-for-sale                                        3,219                1,532              43,474               2,023
  Purchase of fixed maturities:
    Available-for-sale                                       (7,638)              (2,714)            (44,045)             (2,724)
    Held-to-maturity                                         (1,827)
                                                 -------------------   ------------------    ------------------  ------------------
    Net cash used for investing activities                   (6,246)              (1,182)               (571)               (701)
                                                 -------------------   ------------------    ------------------  ------------------

CASH FLOW FROM FINANCING ACTIVITIES
    Capital contribution from parent                                               6,000
                                                 -------------------   ------------------    ------------------  ------------------
    Net cash provided by financing activities                                      6,000
                                                 -------------------   ------------------    ------------------  ------------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                    (6,623)               8,355                (345)               (645)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                8,445                   90                 435               1,080
                                                 -------------------   ------------------    ------------------  ------------------

CASH AND CASH EQUIVALENTS, END OF PERIOD         $            1,822   $            8,445    $             90    $            435
                                                  ==================   ==================    ==================  ==================

SUPPLEMENTAL CASH FLOW INFORMATION
    Income taxes paid, net                       $              569   $               13    $             64    $             32


        The accompanying notes are an integral part of these statements.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1.   DESCRIPTION OF BUSINESS

     On May 31, 1994, PM Holdings, Inc. (PM Holdings) acquired Dreyfus Consumer Life Insurance Company from The Dreyfus Corporation and renamed the company PHL Variable Insurance Company (PHL Variable or the Company). PM Holdings accounted for the acquisition of the Company under the purchase method of accounting. The assets and liabilities of the Company were recorded at their fair value as of the date of acquisition and goodwill was pushed-down to the Company from PM Holdings. PM Holdings is a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company (Phoenix).

     PHL Variable offers variable annuity products in the United States designed for individual purchasers and a group product offered to employees to fund qualified pension plan deposits.

     Phoenix and its affiliates provide services and facilities to the Company and are reimbursed through a cost allocation process. Investment related expenses are allocated to the Company from PM Holdings.

     Effective January 1, 1995, the money management businesses of Phoenix were transferred to Phoenix Securities Group, Inc. (Phoenix Securities Group), a wholly-owned subsidiary of PM Holdings. Phoenix Securities Group entered into contracts to manage the general account and separate account investments of PHL Variable. On November 1, 1995, PM Holdings merged Phoenix Securities Group into Duff & Phelps Corporation, forming Phoenix Duff & Phelps Corporation (PDP). PM Holdings owns approximately 60% of the outstanding PDP common stock.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     These financial statements have been prepared in accordance with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining contractholder liabilities, taxes and valuation allowances are discussed throughout the Notes to Financial Statements. Certain reclassifications have been made to the 1995 and 1994 amounts to conform with the 1996 presentation.

     The financial statements as of December 31, 1996 and 1995 and for the period from June 1, 1994 through December 31, 1994 are those of PHL Variable (the Successor). The financial statements for the period from January 1, 1994 through May 31, 1994 are those of Dreyfus Consumer Life Insurance Company (the Predecessor) before its business and net assets were acquired by PM Holdings.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     RECENT ACCOUNTING PRONOUNCEMENTS

     Statement of Financial Accounting Standard (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" was adopted by PHL Variable in 1996. SFAS No. 121 mandates specific methodologies to be used for identifying and measuring the impairment of long-lived assets. Adoption of SFAS No. 121 did not materially impact PHL Variable's financial statements.

     Effective January 1, 1995, the Company adopted the provision of Statement of Position 94-6 (SOP 94-6), Disclosure of Certain Significant Risks and Uncertainties. SOP 94-6 requires disclosure about the nature of a reporting entity's operations and the use of estimates in the preparation of financial statements.

     In 1994, PHL Variable adopted SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. This statement requires PHL Variable to segregate its debt into three categories: held to maturity, available for sale or trading. The effect of implementing SFAS No. 115 resulted in a decrease in investment assets and stockholder's equity of $174,332 in 1994. Such bonds were previously carried at amortized cost.

     VALUATION OF INVESTMENTS

     Investments in fixed maturities include bonds and asset-backed securities including collateralized mortgage obligations (CMOs). The Company classifies all its fixed maturities as either held-to-maturity or available-for-sale investments. Fixed maturities held-to-maturity consist of private placement bonds presented at amortized cost, net of impairments, that management intends and has the ability to hold until maturity. Fixed maturities available-for-sale are presented at fair value with unrealized gains or losses included in equity and consist of public bonds that management may not hold until maturity. Fixed maturities are considered impaired when a decline in value is considered to be other than temporary.

     Short-term investments are carried at amortized cost, which approximates fair value.

     Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on fixed maturities available-for-sale are included as a separate component of equity, net of deferred income taxes and deferred policy acquisition costs.

     CASH AND CASH EQUIVALENTS

     Cash and cash equivalents includes cash on hand, money market instruments and short term investments purchased with a maturity of less than three months.

PHL VARIABLE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new business, principally commissions, distribution and policy issue expenses, all of which vary with and are primarily related to the production of revenues, are deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition at the end of each accounting period.

     Deferred policy acquisition costs are amortized in proportion to total estimated gross profits over the expected average life of the contracts using estimated gross margins arising principally from investment, mortality and expense margins and surrender charges based on historical and anticipated experience, updated at the end of each accounting period.

     OTHER ASSETS

     Other assets primarily consist of prepaid expenses.

     GOODWILL

     Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. Effective June 1, 1994, goodwill arising from the acquisition of the Company is amortized using the straight-line method over a period of 10 years, the expected period of benefit from the acquisition. Prior to June 1, 1994, goodwill was amortized over a period of 20 years. Management periodically reevaluates the propriety of the carrying value of assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows. Such analyses are performed at least annually or more frequently if warranted by events or circumstances affecting PHL Variable's business. At this time, management believes that no significant impairment of the remaining goodwill asset has occurred and that no reduction of the estimated useful lives is warranted.

     SEPARATE ACCOUNTS

     Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets and liabilities are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

     CONTRACTHOLDERS' FUNDS AT INTEREST

     Contractholder deposit funds consist of deposits received from customers and investment earnings on their fund balances, less administrative charges.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     INVESTMENT PRODUCT FEES

     Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges.

     INCOME TAXES

     For the tax year ended December 31, 1996, PHL Variable plans to file a separate federal income tax return. PHL Variable filed separate federal income tax returns for the year ended December 31, 1995 and for the period June 1, 1994 through December 31, 1994.

     For the period January 1, 1994 through May 31, 1994, the former Dreyfus Consumer Life Insurance Company (DCLIC) was included in the consolidated federal income tax return filed by The Dreyfus Corporation (the Corporation). All participants in the consolidated federal income tax return were severally liable for the full amount of any taxes payable by the group. In accordance with an income tax apportionment agreement with the Corporation, the provision for DCLIC's federal income tax was computed on a separate return basis.

     Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition expenses and unrealized gains or losses on investments.

     EMPLOYEE BENEFITS

     Phoenix sponsors pension and savings plans (the Plans) for its employees and agents, and those of its subsidiaries. The qualified Plans comply with requirements established by the Employee Retirement Income Security Act of 1974 (ERISA) and excess benefit plans provide for that portion of pension obligations which is in excess of amounts permitted by ERISA. Phoenix also provides certain health care and life insurance benefits for active and retired employees. PHL Variable incurs applicable employee benefit expenses through the process of cost allocation by Phoenix.

     Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for PHL Variable's participation in the Plans. The amount of such allocated benefits is immaterial to the financial statements. However, with respect to the Phoenix Home Life Mutual Insurance Company Employee Pension Plan, the total assets of the plan exceeded the actuarial present value of vested benefits at January 1, 1996, the date of the most recent actuarial valuation.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   INVESTMENTS

     Information pertaining to PHL Variable's investments, net investment income and realized and unrealized investment gains and losses follows:

     FIXED MATURITIES

     The amortized cost and fair value of investments in fixed maturities as of December 31, 1996 were as follows:

                                                                            GROSS                  GROSS
                                                   AMORTIZED             UNREALIZED              UNREALIZED             FAIR
                                                      COST                  GAINS                  LOSSES               VALUE
                                                                                   (IN THOUSANDS)
FIXED MATURITIES:

HELD-TO-MATURITY:
Corporate securities                          $            1,827                           $               (337)   $          1,490
                                               ------------------                           --------------------   -----------------

  Total                                                    1,827                                           (337)              1,490
                                               ------------------                           --------------------   -----------------

AVAILABLE-FOR-SALE:
U.S. government and agency bonds                           7,816    $               167                      (1)              7,982
State and political subdivision bonds                      2,635                      6                      (1)              2,640
Mortgage-backed securities                                 4,679                                            (22)              4,657
                                               ------------------    -------------------    --------------------   -----------------

  Total                                                   15,130                    173                     (24)             15,279
                                               ------------------    -------------------    --------------------   -----------------

  Total fixed maturities                      $           16,957    $               173    $               (361)   $         16,769
                                               ==================    ===================    ====================    ================

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The amortized cost and fair value of investments in fixed maturities as of December 31, 1995 were as follows:

                                                                        GROSS               GROSS
                                                 AMORTIZED           UNREALIZED           UNREALIZED             FAIR
                                                   COST                 GAINS               LOSSES               VALUE
                                                                           (IN THOUSANDS)

FIXED MATURITIES:

AVAILABLE-FOR-SALE:
U.S. government and agency bonds             $          7,786    $             358    $             (2)   $           8,140
State and political subdivision bonds                     141                                       (1)                 140
Mortgage-backed securities                              2,714                   29                                    2,743
                                             -----------------    -----------------    ----------------    -----------------

  Total                                                10,641                  385                  (3)              11,023
                                             -----------------    -----------------    ----------------    -----------------

  Total fixed maturities                     $         10,641    $             385    $             (3)   $          11,023
                                             =================    =================    ================    =================



     The amortized cost and fair value of fixed maturities, by contractual maturity, as of December 31, 1996 are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers.

                                                          HELD-TO-MATURITY                  AVAILABLE-FOR-SALE

                                                   AMORTIZED           FAIR             AMORTIZED             FAIR
                                                     COST              VALUE               COST               VALUE
                                                                           (IN THOUSANDS)

Due in one year or less                                                             $          4,278     $           4,303
Due after one year through five years                                                          6,067                 6,215
Due after five years through ten years         $         1,827   $         1,490
Due after ten years                                                                              106                   104
Mortgage-backed securities                                                                     4,679                 4,657
                                                ---------------   ---------------    ----------------     -----------------

Total                                          $         1,827   $         1,490    $         15,130     $          15,279
                                                ===============   ===============    ================     =================



     The Company's investment in mortgage-backed securities at December 31, 1996 was in sequential pay bonds and at December 31, 1995 was in commercial bonds. PHL Variable has no exposure in the more volatile residential derivative market such as interest-only, principal-only or inverse float instruments.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                                                         SUCCESSOR              PREDECESSOR
                                                                                        PERIOD FROM             PERIOD FROM
                                          SUCCESSOR               SUCCESSOR               JUNE 1,               JANUARY 1,
                                          YEAR ENDED             YEAR ENDED               1994 TO                 1994 TO
                                         DECEMBER 31,           DECEMBER 31,            DECEMBER 31,              MAY 31,
                                             1996                   1995                    1994                   1994
Fixed maturities                    $                 949   $                595   $                 256   $                 86
Short-term investments                                167                    233                      96                     51
                                     --------------------    -------------------    --------------------    -------------------

                                                   1,116                     828                     352                    137
Less investment expenses                              19
                                     --------------------    -------------------    --------------------    -------------------

Net investment income               $              1,097    $                828   $                 352   $                137
                                     ====================    ===================    ====================    ===================


     INVESTMENT GAINS AND LOSSES

     Unrealized gains and losses on investments carried at fair value at December 31, were as follows:

                                                           1996                1995               1994

                                                                          (IN THOUSANDS)
Unrealized investment gains (losses)
  Fixed maturities                                   $          (233)    $            551    $         (169)
  Deferred policy acquisition costs                              (40)                (42)
  Deferred income taxes (benefits)                               (96)                 178               (59)
                                                     ----------------    ----------------   ----------------
Net unrealized investment gains (losses)             $          (177)    $            331    $         (110)
                                                     ================    ================    ===============



     The proceeds from sales of available-for-sale fixed-maturities for the years ended December 31, 1996, 1995 and 1994 were $3.2 million, $1.5 million and $45.5 million, respectively. The gross realized gains (losses) associated with these sales were $(18,044), $0 and $771 in 1996, 1995 and 1994, respectively.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   GOODWILL

     Goodwill was as follows:

                                                DECEMBER 31,
                                         1996                1995
                                               (IN THOUSANDS)


Goodwill                          $          1,055    $           1,055

Accumulated amortization                      (299)                (196)
                                   ----------------   ------------------

Total                             $            756    $             859
                                   ================    =================


5.   FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

     Financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the financial statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

     CASH AND CASH EQUIVALENTS

     For these short-term investments, the carrying amount approximates fair value.

     FIXED MATURITIES

     Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. Fair values of private placement fixed maturities are estimated using discounted cash flows that apply interest rates currently being offered with similar terms to borrowers of similar credit quality.

     INVESTMENT CONTRACTS

     Variable annuity contracts have guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances. The contract liability balances for December 31, 1996 and 1995 were $11.6 million and $3.5 million, respectively.

6.   INCOME TAXES

     The income taxes attributable to the results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the tax effects of each for the year ended December 31, were as follows:

                                                       1996                        1995                         1994
                                                                              (IN THOUSANDS)
Income tax expense at statutory rate        $           165     35%     $            (6)     35%      $           54    35%
Dividend received deduction & tax-
   exempt interest                                       (4)    -1%                  (2)    11%
State income tax expense                                  6      1%                   3    -17%                   14     9%
Other, net                                                4     -1%                 (18)   114%                   (2)   -1%
                                             ---------------             ---------------              ---------------

Income taxes                                $           171     36%     $          (23)    143%      $            66    43%
                                             ===============             ===============              ===============



      The following is a summary of income taxes (benefits) in the statements of operations for the year ended December 31:

                                    1996                  1995                 1994
                                                          (IN THOUSANDS)

Income taxes:
  Current:
     Federal                $               481    $              44   $              50
     State                                    9                    4                  22
                             -------------------    -----------------    ----------------
                                            490                   48                  72
  Deferred:
     Federal                               (319)                 (71)                 (6)
                             -------------------    -----------------    ----------------

Income taxes                $               171    $             (23)   $             66
                             ===================    =================    ================

      The deferred income tax asset (liability) represents the tax effects of temporary differences. The components were as follows:

                                                               DECEMBER 31,
                                                        1996                 1995
                                                              (IN THOUSANDS)

Deferred policy acquisition costs                 $          (3,374)     $           (386)
Surrender charges                                             3,538                   372
Investments                                                     (59)                  (27)
Future policyholder benefits                                    252                    88
Other                                                            29                    20
                                                   -----------------     -----------------
                                                                386                    67

Net unrealized investment losses                                (23)                 (119)
                                                   -----------------     -----------------

Deferred tax asset (liability), net               $             363    $              (52)
                                                   =================     =================



      It is management's assessment, based on the Company's earnings and projected future taxable income, that it is more likely than not that the deferred tax assets at December 31, 1996 and 1995, will be realized.

      Gross deferred income tax assets totaled $3.8 million and $.5 million at December 31, 1996 and 1995, respectively. Gross deferred income tax liabilities totaled $3.5 million and $.5 million at December 31, 1996 and 1995, respectively.

      The Internal Revenue Service (IRS) is currently examining the Company's tax return for 1994. Management does not believe that there will be a material adverse effect on the financial statements as a result of pending tax matters.

7.    REINSURANCE

      Beginning in January 1996, the Company entered into a reinsurance treaty that cedes death benefits to a reinsurer in excess of account balances on variable contracts. Premiums paid during the year were $48,715. Under this treaty, no claims were recoverable in 1996.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8.   DEFERRED POLICY ACQUISITION COSTS

     The following reflects the amount of policy acquisition costs deferred and amortized for the years ended December 31:

                                                       1996                 1995
                                                            (IN THOUSANDS)

Balance at beginning of year                   $            1,061
Acquisition expense deferred                                9,114    $           1,055
Amortized to expense during the year                         (578)                  48
Adjustment to equity during the year                          (40)                 (42)
                                                ------------------    -----------------

Balance at end of year                         $            9,557    $           1,061
                                                ==================    =================



9.   STATUTORY FINANCIAL INFORMATION

     The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. As of December 31, 1996, there were no material practices not prescribed by the Insurance Department of the State of Connecticut. Statutory equity differs from stockholder's equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

     The following reconciles the statutory surplus and asset valuation reserve
     (AVR) of the Company as reported to regulatory authorities to equity as reported in these financial statements:

                                                      1996                 1995
                                                            (IN THOUSANDS)

Statutory surplus and AVR                      $          16,790    $          15,728
Deferred policy acquisition costs, net                     9,639                1,103
Future policy benefits                                   (10,828)              (1,313)
Investment valuation allowances                               44                  221
Deferred income tax                                          403                   84
Other, net                                                   756                  858
                                               ------------------    -----------------
Equity, as reported                            $          16,804    $          16,681
                                               ==================    =================



     The Connecticut Insurance Holding Act limits the maximum amount of annual dividends or other distributions available to stockholders of Connecticut insurance companies without prior approval of the Insurance Commissioner. Under current law, the maximum dividend distribution which may be made by the Company during 1997 without prior approval is subject to restrictions relating to statutory surplus.

                                     PART C

                                OTHER INFORMATION

    Registrant hereby represents that, in imposing certain restrictions upon withdrawals from some annuity contracts, it is relying upon the no-action letter given to the American Council of Life Insurance (publicly available November 28,
1988) (Ref. No. 1P-6-88) regarding compliance with Section 403(b) (ii) of the Internal Revenue Code and that it is in compliance with the conditions for reliance upon that letter set forth therein.

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements


               The financial statements are included in Part B and condensed financial information is included in Part A.


          (b)  Exhibits

               (1) Resolution of the Board of Directors of PHL Variable Insurance Company establishing the PHL Variable Accumulation Account is incorporated by reference to registrant's Registration Statement on Form N-4 dated December 14, 1994.

               (2)  Not Applicable.

               (3)  Distribution of Policies

                    (a) Form of Underwriting Agreement between PHL Variable
                        Insurance Company and Phoenix Equity Planning Corporation is incorporated by reference to registrant's Pre-Effective Amendment No. 1 to its Form N-4 Registration Statement dated July 20, 1995.

                    (b) Form of Agreement between Phoenix Equity Planning
                        Corporation with respect to the sale of Contracts is incorporated by reference to registrant's Pre-Effective Amendment No. 1 to its Form N-4 Registration Statement dated July 20, 1995.


                    (c) Master Service and Distribution Compliance Agreement
                        between registrant and Phoenix Equity Planning Corporation dated December 31, 1996 filed via Edgar herewith.*


               (4) Form of Variable Annuity Contract is incorporated by reference to registrant's Registration Statement on Form N-4 dated December 14, 1994.

               (5) Form of Application is incorporated by reference to registrant's Pre-Effective Amendment No. 1 to its Form N-4 Registration Statement dated July 20, 1995.

               (6)  (a) Charter of PHL Variable Insurance Company is
                        incorporated by reference to registrant's Registration Statement on Form N-4 dated December 14, 1994.

                    (b) By-Laws of PHL Variable Insurance Company is
                        incorporated by reference to registrant's Registration Statement on Form N-4 dated December 14, 1994.

               (7)  Not Applicable.

               (8)  Not Applicable.


               (9)  See Exhibit 10(a).

               (10)(a) Written Opinion and Consent of Blazzard, Grodd &
                       Hasenauer, P.C. filed via Edgar herewith.*

               (10)(b) Written Consent of Price Waterhouse LLP filed via Edgar herewith.*


               (11) Not Applicable.

               (12) Not Applicable.

               -----------------
               *    Filed herewith.

               (13) (a) Explanation of Yield and Effective Yield Calculation
                        is incorporated by reference to registrant's Post-Effective Amendment No. 1 to its Form N-4 Registration Statement filed via Edgar on April 19, 1996.

                    (b) Explanation of Total Return Calculation is incorporated by reference to registrant's Post-Effective Amendment No. 1 to its Form N-4 Registration Statement filed via Edgar on April 19, 1996.

               (14) Not Applicable.


               (15) (a) Powers of Attorney of Messrs. Booth, Fiondella,
                        Kelleher, McLoughlin, Paydos, Searfoss and Tan are incorporated by reference to registrant's Post-Effective Amendment No. 1 to its Form N-4 Registration Statement filed via Edgar on April 19, 1996.


                    (b) Power of Attorney of Mr. Chipkin is incorporated by
                        reference to registrant's Post-Effective Amendment No. 2 to its Form N-4 Registration Statement filed via Edgar on September 13, 1996.


------------------
*     Filed herewith.


ITEM 25.  DIRECTORS AND EXECUTIVE OFFICERS OF THE DEPOSITOR


              NAME                               PRINCIPAL BUSINESS ADDRESS                        POSITION WITH DEPOSITOR
              ----                               --------------------------                        -----------------------
              RICHARD H. BOOTH*                                                                    DIRECTOR AND EXECUTIVE
                                                                                                   VICE PRESIDENT

              ROBERT G. CHIPKIN*                                                                   DIRECTOR

              ROBERT W. FIONDELLA*                                                                 DIRECTOR, CHAIRMAN AND
                                                                                                   PRESIDENT

              JOSEPH E. KELLEHER**                                                                 DIRECTOR AND SENIOR
                                                                                                   VICE PRESIDENT

              PHILIP R. MCLOUGHLIN*                                                                DIRECTOR AND EXECUTIVE
                                                                                                   VICE PRESIDENT

              CHARLES J. PAYDOS**                                                                  DIRECTOR AND EXECUTIVE
                                                                                                   VICE PRESIDENT

              DAVID W. SEARFOSS*                                                                   DIRECTOR, EXECUTIVE VICE
                                                                                                   PRESIDENT, CHIEF FINANCIAL
                                                                                                   OFFICER AND TREASURER

              SIMON Y. TAN*                                                                        DIRECTOR AND SENIOR VICE
                                                                                                   PRESIDENT

              DONA D. YOUNG*                                                                       DIRECTOR AND EXECUTIVE
                                                                                                   VICE PRESIDENT


              ROBERT G. LAUTENSACK*                                                                SENIOR VICE PRESIDENT

-------------

* THE PRINCIPAL BUSINESS ADDRESS OF EACH OF THESE INDIVIDUALS IS PHL VARIABLE INSURANCE COMPANY, ONE AMERICAN ROW, HARTFORD, CONNECTICUT 06115.
** THE PRINCIPAL BUSINESS ADDRESS OF EACH OF THESE INDIVIDUALS IS PHL VARIABLE
   INSURANCE COMPANY, 100 BRIGHT MEADOW BOULEVARD, P.O. BOX 2200, ENFIELD, CONNECTICUT 06083-2200.


ITEM 26.  NOT APPLICABLE


ITEM 27.  NUMBER OF CONTRACT OWNERS


    As of March 30, 1997, 6,605 Contracts have been sold.

ITEM 28.  INDEMNIFICATION

    Section 5.9 of the Connecticut Corporation Law & Practice, provides that a corporation may indemnify any director or officer of the corporation made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, his testator or intestate, served such other corporation in any capacity at the request of the indemnifying corporation.

    Article III Section 14 of the By-Laws of the Company provides: "Each Director, officer or employee of the Company, and his heirs, executors or administrators, shall be indemnified or reimbursed by the Company for all expenses necessarily incurred by him in connection with the defense or reasonable settlement of any action, suit or proceeding in which he is made a party by reason of his being or having been a Director, officer or employee of the Company, or of any other company which he was serving as a Director or officer at the request of the Company, except in relation to matters as to which such Director, officer or employee is finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director, officer or employee. The foregoing right of indemnification or reimbursement shall not be exclusive of any other rights to which he may be entitled under any statute, by-law, agreement, vote of shareholders or otherwise."

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29.  PRINCIPAL UNDERWRITER

        1. Phoenix Equity Planning Corporation ("PEPCO")


           (a) PEPCO currently distributes securities of the Phoenix Duff & Phelps Funds, Phoenix Funds, and Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account and Phoenix Life and Annuity Variable Universal Life Account in addition to those of the Registrant.


           (b)  Directors and Officers of PEPCO



NAME AND PRINCIPAL                 POSITIONS AND OFFICES
BUSINESS ADDRESS                   WITH UNDERWRITER
----------------                   ----------------
MICHAEL E. HAYLON***               DIRECTOR

PHILIP R. MCLOUGHLIN*              DIRECTOR AND PRESIDENT

DAVID R. PEPIN**                   DIRECTOR AND EXECUTIVE VICE PRESIDENT

PAUL ATKINS***                     SENIOR VICE PRESIDENT AND SALES MANAGER

MARIS LAMBERGS**                   SENIOR VICE PRESIDENT, INSURANCE AND INDEPENDENT DIVISION

WILLIAM R. MOYER**                 SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

LEONARD J. SALTIEL**               MANAGING DIRECTOR, OPERATIONS AND SERVICE

JOHN F. SHARRY**                   MANAGING DIRECTOR, MUTUAL FUND DISTRIBUTION

G. JEFFREY BOHNE****               VICE PRESIDENT, MUTUAL FUND CUSTOMER SERVICE

EUGENE A. CHARON**                 VICE PRESIDENT AND CONTROLLER

NANCY G. CURTISS***                VICE PRESIDENT AND TREASURER, FUND ACCOUNTING

ELIZABETH R. SADOWINSKI**          VICE PRESIDENT, ADMINISTRATION

THOMAS N. STEENBURG*               VICE PRESIDENT, COUNSEL AND SECRETARY


----------------
* THE PRINCIPAL BUSINESS ADDRESS OF EACH OF THESE INDIVIDUALS IS ONE AMERICAN ROW, HARTFORD, CONNECTICUT 06102-5056.
** THE PRINCIPAL BUSINESS ADDRESS OF EACH OF THESE INDIVIDUALS IS 100 BRIGHT MEADOW BOULEVARD, P.O. BOX 2200, ENFIELD, CONNECTICUT 06083-2200.

*** THE PRINCIPAL BUSINESS ADDRESS OF EACH OF THESE INDIVIDUALS IS 56 PROSPECT STREET, HARTFORD, CONNECTICUT 06115-0480.
**** THE PRINCIPAL BUSINESS ADDRESS IS 101 MUNSON STREET, GREENFIELD,
     MASSACHUSETTS 01302-0810.

           (c)  COMPENSATION RECEIVED BY PEPCO DURING REGISTRANT'S LAST FISCAL
                YEAR:


NAME OF                         NET UNDERWRITING                  COMPENSATION               BROKERAGE
PRINCIPAL UNDERWRITER           DISCOUNTS AND COMMISSIONS         ON REDEMPTION              COMMISSIONS            COMPENSATION
---------------------           -------------------------         -------------              -----------            ------------
PEPCO                                  $7,750,042                       0                          0                      0



ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

    The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the administrative offices of PHL Variable Insurance Company located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-2200 and 101 Munson Street, Greenfield, Massachusetts 01302-0810.


ITEM 31.  MANAGEMENT SERVICES

    Not applicable.


ITEM 32.  UNDERTAKINGS

    Registrant hereby undertakes:

       (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements contained therein are never more than 16 months old for so long as payments under the Contracts may be accepted;
       (b) to include as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information;
       (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.


    Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended, PHL Variable Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, expenses expected to be incurred and the risks to be assumed thereunder by PHL Variable Insurance Company.

                                   SIGNATURES


       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to its Registration Statement to be signed on its behalf, in the City of Hartford and State of Connecticut on this 30th day of April, 1997.


                                  PHL VARIABLE INSURANCE COMPANY

                                  By:  *Robert W. Fiondella
                                      -----------------------------
                                        Robert W. Fiondella
                                        President

                                  PHL VARIABLE ACCUMULATION ACCOUNT

                                  By:  *Robert W. Fiondella
                                      -----------------------------
                                        Robert W. Fiondella
                                        President
                                        of PHL Variable Insurance Company


       As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated with PHL Variable Insurance Company on this 30th day of April, 1997.


       Signature                             Title
       ---------                             -----


-------------------------                    Director
*Richard H. Booth


-------------------------                    Director
*Robert G. Chipkin

                                             Director, Chairman and
                                             President
-------------------------                    (Principal Executive Officer)
*Robert W. Fiondella

-------------------------                    Director
*Joseph E. Kelleher

-------------------------                    Director
*Philip R. McLoughlin

-------------------------                    Director
*Charles J. Paydos

-------------------------                    Director
*David W. Searfoss

-------------------------                    Director
*Simon Y. Tan

-------------------------                    Director
*Dona D. Young

By:/s/ Richard J. Wirth
   -----------------------------------

*RICHARD J. WIRTH, as Attorney in Fact pursuant to Powers of Attorney, copies of which were previously filed.


                                     S-1(c)